united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

CT Corporation System

1300 East Ninth Street, Cleveland, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/17

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Small-Cap Insider Buying Fund
(CTVAX, CTVCX, CTVIX)
Catalyst Insider Buying Fund
(INSAX, INSCX, INSIX)
Catalyst IPOx Allocation Fund
(OIPAX, OIPCX, OIPIX)
Catalyst Dynamic Alpha Fund
(CPEAX, CPECX, CPEIX)
Catalyst Buyback Strategy Fund
(BUYAX, BUYCX, BUYIX)
Catalyst/Groesbeck Growth of Income Fund
(CGGAX, CGGCX, CGGIX)
Catalyst/Lyons Tactical Allocation Fund
(CLTAX,CLTCX,CLTIX)
Catalyst/MAP Global Equity Fund
(CAXAX, CAXCX, CAXIX)
Catalyst MLP & Infrastructure Fund
(MLXAX, MLXCX, MLXIX)

June 30, 2017

Mutual Fund Series Trust

CATALYST FUNDS
ANNUAL REPORT
TABLE OF CONTENTS

Shareholder Letters and Investment Review	Page 1
Portfolios of Investments	Page 40
Statements of Assets and Liabilities	Page 59
Statements of Operations	Page 61
Statements of Changes in Net Assets	Page 63
Financial Highlights	Page 66
Notes to Financial Statements	Page 83
Report of Independent Registered Public Accounting Firm	Page 96
Supplemental Information	Page 97
Expense Example	Page 109
Privacy Notice	Page 110

June 30, 2017

Catalyst Small-Cap Insider Buying Fund (CTVAX, CTVCX, CTVIX)

Dear Fellow Shareholders,

The Catalyst Small-Cap Insider Buying Fund (the “Fund”) holds a portfolio of small/micro-cap stocks where the corporate insiders are buying their own company’s stock in a significant manner. During FY 2017, the Fund underperformed its Russell 2000 Total Return Index and S&P 500 Total Return Index benchmarks. This underperformance was a result of the Fund’s sector allocations during the trailing year. Our research indicates that the small-cap insider buying strategy outperforms over long periods of time. We believe we have positioned the Fund in the best signals of the small-cap insider buying strategy and are confident in the long-term potential of the Fund.

Investment Strategy

The Fund uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fund Performance

The Catalyst Small-Cap Insider Buying Fund underperformed its Russell 2000 Total Return Index and S&P 500 Total Return Index benchmarks during FY 2017. The Fund’s performance includes relative outperformance from both specific holdings within and an overweight allocation to the consumer discretionary sector. The primary driver of the Fund’s underperformance was due to underweight allocations to stocks in the information technology and health care sectors, which were the 2nd and 4th best performing sectors, respectively, in the Russell 2000 Total Return Index over the trailing year. The Fund had underweight allocations to these sectors due to a lack of clear insider buying signals.

During the past year, the Fund had its largest allocations within the consumer discretionary and financials sectors as both exhibited substantial insider buying signals. We are pleased with the performance of the companies that have exhibited the most compelling insider activity within these sectors, and in particular, the holdings within the consumer discretionary sector which significantly outperformed both the Russell 2000 Total Return Index and S&P 500 Total Return Index benchmarks during the trailing year. Despite the outperformance from the holdings in these sectors, the underweight allocations within the information technology and health care sectors more than offset these gains and caused the Fund to trail its benchmarks during FY 2017.

The Fund’s total returns for the fiscal year ended 06/30/17 and for the period since inception through 06/30/17 as compared to the S&P 500 Total Return Index and Russell 2000 Total Return Index were as follows:

	Fiscal Year	Since Inception
	(06/30/16-06/30/17)	(07/31/06-06/30/17)(3)
	(Unaudited)	(Unaudited)
Class A without sales charge	13.38%	4.58%
Class A with sales charge	6.82%	4.02%
Class C	12.53%	3.85%
Class I (Inception Date – 03/27/09)	13.65%	9.72%
Russell 2000 Total Return Index (1)	24.60%	8.14%
S&P 500 Total Return Index (2)	17.90%	8.34%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook and Summary

Our research indicates that the small-cap insider buying strategy outperforms over long periods of time. We hold what we believe to be a very attractive portfolio of stocks where the corporate insiders are buying in a significant way. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy significantly outperforms both the S&P 500 Total Return Index and Russell 2000 Total Return Index over the long run. We are confident about the long-term potential of the Fund. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Small-Cap Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The Russell 2000 Total Return Index is generally representative of the U.S. small-capitalization stock market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track; and individuals cannot invest directly in any index; although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Small-Cap Insider Buying Fund may or may not purchase the types of securities represented by the Russell 2000 Total Return Index.

(2)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Small-Cap Insider Buying Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3)	Since inception returns assume inception date of 07/31/2006. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4670-NLD-7/27/2017

Catalyst Small-Cap Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since Inception **
Class A	13.38%	-8.23%	6.17%	2.51%	4.58%
Class A with load	6.82%	-10.03%	4.92%	1.90%	4.02%
Class C	12.53%	-8.92%	5.38%	1.80%	3.85%
Class I	13.65%	-7.99%	6.44%	N/A	9.72%
Russell 2000 Value Total Return Index(a)	24.60%	7.36%	13.70%	6.90%	8.14%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.96% for Class A, 2.71% for Class C and 1.71% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Russell 2000 Value Total Return Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in an Index.

**	Inception date is July 31, 2006 for Class A, Class C and the Benchmarks, and March 27, 2009 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Banks	18.2%
Retail	11.8%
Insurance	10.8%
Software	10.4%
Semiconductors	8.6%
Entertainment	5.9%
Diversified Financial Services	5.2%
Electrical Components & Equipment	5.0%
Food	4.8%
Electronics	4.5%
Other/Cash & Equivalents	14.8%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst Insider Buying Fund (INSAX, INSCX, INSIX)

Dear Fellow Shareholders,

The Catalyst Insider Buying Fund (the “Fund”) invests in large capitalization U.S. companies that are experiencing significant corporate insider buying. During FY 2017, the Fund achieved double digit returns; however, it slightly underperformed the S&P 500 Total Return Index (1) benchmark. This underperformance was a result of the Fund’s sector allocation during the trailing year. We have positioned the Fund in what we believe are the best signals of the large-cap insider buying strategy and are confident in the long-term potential of the Fund.

Investment Strategy

The Fund’s strategy uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fund Performance

The Catalyst Insider Buying Fund underperformed its S&P 500 Total Return Index benchmark during FY 2017. The Fund’s performance includes relative outperformance from holdings in the financials, health care and consumer staples sector and relative underperformance in the information technology sector.

Following the market downturn in Q1 2016, corporate insiders at large money center banks began aggressively buying their company’s stock as their valuations became attractive. During Q1-Q2 2016, the Fund accumulated an overweight positioning in the financial sector, which would become the best performing S&P 500 sector over the ensuing 12 months (ended 06/30/2017). Following the U.S. Presidential election in Q4 2016, the financial stocks rallied sharply higher, helping the Fund to significantly outperformed its benchmark. This was the largest source of positive Fund performance over the past year. In addition to the strong performance of the financials, the Fund benefitted from company specific allocations within the health care and consumer staples sectors that exhibited insider buying signals.

While we are pleased with the performance of the companies that have exhibited the most compelling insider activity, the Fund trailed its benchmark due to a lack of exposure to the best performing information technology companies. As we have commented in the past, the market continues to be driven by a narrow group of stocks that are being pushed to record valuations. Many of these stocks are index heavyweights that do not exhibit insider buying signals, and the inability to allocate to these stocks has caused the Fund’s short-term performance to slightly lag the benchmark.

The Fund’s total returns for the fiscal year ended 06/30/17 and for the period since inception through 06/30/17 as compared to the S&P 500 Total Return Index were as follows:

	Fiscal Year Ended	Since Inception
	(06/30/17)	(07/29/11)(2)
	(Unaudited)	(Unaudited)
Class A	16.42%	10.38%
Class A with Sales Charge	9.72%	9.28%
Class C	15.49%	9.99%
Class I (Inception Date – 6/6/14)	16.72%	0.90%
S&P 500 Total Return Index	17.90%	13.63%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We hold a relatively concentrated portfolio of large-capitalization U.S. companies experiencing significant insider buying – situations where those that know the most about the company are taking their own money and putting it back in the company through open market purchases. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy can outperform the S&P 500 Total Return Index over the long run. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Buying Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 07/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4673-NLD-7/27/2017

Catalyst Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	16.42%	0.46%	11.36%	10.38%
Class A with load	9.72%	-1.51%	10.04%	9.28%
Class C	15.49%	-0.28%	10.52%	9.99%
Class I	16.72%	0.75%	N/A	0.90%
S&P 500 Total Return Index(a)	17.90%	9.61%	14.63%	13.63%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.49% for Class A, 2.24% for Class C and 1.24% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is July 29, 2011 for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Healthcare-Products	12.3%
Commercial Services	12.2%
Retail	10.4%
Insurance	7.5%
Banks	5.8%
Healthcare-Services	5.6%
Semiconductors	5.5%
Software	4.3%
Food	3.5%
Beverages	3.4%
Other/Cash & Equivalents	29.5%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst IPOx Allocation Fund (OIPAX, OIPCX, OIPIX)

Dear Fellow Shareholders,

The Catalyst IPOx Allocation Fund seeks to offer investors the opportunity to exploit the potential excess returns from investing in IPOs. The Fund invests in common stocks of companies listed on the IPOX U.S. 100 Index and newly listed public offerings of U.S. companies. The stocks may be purchased at the time of the offering or in post-IPO trading (“IPOs”). The Fund’s portfolio has two components: Core Long Component and Dynamic Component, each utilizing a distinct investment strategy. The Core Long Component invests assets so as to replicate the IPOX U.S. 100 Index, which measures the performance of the top 100 companies ranked quarterly by market capitalization in the IPOX U.S. Composite Index. The Dynamic Component invests assets in approximately 30-70 IPOs that are not included in the Core Long Component that are valued attractively relative to their price to sales multiple.

Fund Performance

For FY 2017 the Catalyst IPOx Allocation Fund returned +25.49% (OIPAX) and significantly outperformed its S&P 500 Total Return Index benchmark by 759 basis points. The strong performance was driven by both parts of the strategy, including 1) the Core Long Component which seeks to replicate the performance of the IPOX U.S. 100 Total Return Index, as well as 2) the Dynamic Component, which focuses on active deal flow opportunities and involves syndicate access to respective new issues.

During the trailing year, 170 new issues were launched in the U.S., significantly more than during the previous time period. Given the underlying strength of the U.S. equity markets, the Fund management team expects continued strong deal flow which should enable it to continue to successfully pursue its investment objective during the upcoming year.

The Fund’s total returns for the fiscal year ended 06/30/2017 and since inception period through 06/30/17 as compared to the S&P 500 Total Return Index (1) were as follows:

	Fiscal Year Ended	Since Inception
	(06/30/17)	(09/30/15-06/30/17)[2]
	(Unaudited)	(Unaudited)
Class A	25.49%	15.49%
Class A with Sales Charge	18.22%	11.64%
Class C	24.55%	14.61%
Class I	25.76%	15.70%
S&P 500 Total Return Index	17.90%	16.73%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We are confident in the long-term potential of the strategy and the Fund, particularly after the strong performance during FY 2017. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst IPOx Allocation Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst IPOx Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 09/30/2015. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4695-NLD-8/1/2017

Catalyst IPOx Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception**
Class A	25.49%	15.49%
Class A with load	18.22%	11.64%
Class C	24.55%	14.61%
Class I	25.76%	15.70%
S&P 500 Total Return Index(a)	17.90%	16.73%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 32.15% for Class A, 32.90% for Class C and 31.90% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is September 30, 2015.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Equity Fund	39.1%
Internet	8.0%
Software	7.4%
Commercial Services	3.8%
Retail	3.6%
Computers	3.2%
Banks	3.2%
Pharmaceuticals	3.0%
Auto Manufacturers	2.6%
Diversified Financial Services	2.2%
Other/Cash & Equivalents	23.9%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst Dynamic Alpha Fund (CPEAX, CPECX, CPEIX)

Dear Fellow Shareholders,

We are pleased to provide you with the annual report for the Catalyst Dynamic Alpha Fund (the “Fund”). Since collaborating with Catalyst Capital Advisors, LLC over five years ago to offer our flagship equity investment strategy as a mutual fund, we have produced numerous significant accomplishments. We have leveraged the distribution advantages afforded through our partnership, vastly expanded the accessibility of the offering and produced noteworthy investment results for our investors. We continue to build upon our prior successes and are confident in our future.

The Fund’s total returns through 06/30/17 as compared to the S&P 500 Total Return Index1 are as follows:

	Fiscal Year	Since Inception
Fund vs Index Performance	(06/30/16-06/30/17)	(12/22/11–06/30/17)[2]
	(Unaudited)	(Unaudited)
Class A without sales charge	18.74%	17.12%
Class A with sales charge	11.91%	15.87%
Class C	17.88%	16.24%
Class I (Inception Date – 6/6/14)	19.02%	12.70%
S&P 500 Total Return Index[1]	17.90%	15.10%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

The Catalyst Dynamic Alpha Fund seeks to achieve capital appreciation by investing in what we believe to be outperforming securities from industries that are displaying emerging strength. Our security selection methodology is built upon proprietary quantitative algorithms which are applied to both individual securities and custom industry groupings. This highly replicable selection approach is paired with an open architecture portfolio construction mandate which affords the portfolio management team the freedom to create and tactically shift portfolio exposures as market dynamics dictate. This style agnostic approach, we believe, results in a nimble portfolio which often produces a performance history with a lower correlation to the broad equity market than more traditional institutional strategies.

Over the trailing twelve months, the Fund has successfully outpaced a quickly rising domestic stock market through beneficial, tactical portfolio tilts and noteworthy performance results from NVIDIA Corporation. With the emergence of sustained leadership trends, the portfolio management team has narrowed the focus of the Fund to securities from seven of the eleven economic sectors. This differs sharply from the more comprehensive tact employed a year ago when leadership trends were ephemeral and shifting. Sector effects were broadly positive, stemming both from overweight allocations to outperforming sectors and industries and underweight postures to poorly performing market segments. This recent success builds upon the strong historic record of accomplishment of the Dynamic Alpha Fund. The strategy has now outperformed its benchmark, the S&P 500 Index, over the trailing one, three and five year time horizons.

As of June 30, 2017 the portfolio was allocated in the following fashion.

Sector
Information Technology	32.0%
Industrials	25.7%
Financials	17.6%
Consumer Discretionary	9.2%
Health Care	6.6%
Materials	5.2%
Utilities	3.7%
Consumer Staples	0.0%
Energy	0.0%
Real Estate	0.0%
Telecom	0.0%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2017 and are subject to change.

The Fund benefitted from significant appreciation in holdings of NVIDIA Corporation, The Brinks Company and DXC Technology Company. NVIDIA rose in excess of 200% over the year as investors bid up shares of the graphical semiconductor chip manufacturer in response to explosive earnings growth and broadening product applicability in the virtual reality marketplace. This growth comes on the heels of a more that 50% rise in NVIDIA shares at the time of last year’s annual letter. DXC, also from the Information Technology sector, gained more than 50% in the past twelve months. Their merger with Hewlett Packard’s enterprise services division served as the primary catalyst for the advance. Finally, Brinks Company, a provider of security solutions and secure logistics, gained 80% over the measurement period as operating results significantly exceeded expectations driven by strength from their international operations. Despite generating robust returns from several portfolio holdings, the Fund struggled with its individual stock selections. Acute drops by Finisar Corporation and AK Steel Holdings depressed results for the Dynamic Alpha Fund. Finisar, a provider of network componentry, lost more than 15% in a single day after falling short of earnings and revenue expectations. Furthermore, AK Steel proved to be a volatile and, ultimately, unprofitable investment. The domestic steel maker rose on the heels of “America first” rhetoric and the potential for increased infrastructure spending, but steadily lost ground as earnings growth soured.

As of June 30, 2017 the top five holdings in the Fund as a percentage of market value were:

Company	Weight
MarketAxess Holdings Inc	4.8%
Southwest Airlines Co	4.6%
S&P Global Inc	4.6%
Honeywell International Inc	4.5%
Amazon.com Inc	4.5%

Holdings are subject to change and should not be considered investment advice.

In a marked contrast to last year, the US economy and global equity markets have begun 2017 on an appreciable upswing. Buoyed by coordinated global growth dynamics and quickly accelerating consumer confidence, US large capitalization stocks have tallied gains in each month of the calendar year and 15 of the trailing 16 months. Year to date results have only briefly been punctuated when investors have paused to recalibrate expectations in light of intractability in Washington. Operating earnings in the most recently completed period expanded by more than 10% over the year prior, allowing equities to establish a series of new all-time highs. With micro and macroeconomic trends operating more fully in concert both domestically and internationally, catalysts are present to sustain current valuations. However, with the Federal Reserve (the “Fed”) concerned about a potentially overstimulated economic environment, the risk of a slowing business cycle in the year ahead is elevating and the complexion of yield curve deserves close inspection.

While trailing results assist in analyzing investment conditions, investors are primarily focused on the perceived tenor of forthcoming results. Analysts anticipate that corporate revenues and earnings will show near double-digit expansion over the levels of last year as results from the second quarter are reported over the coming month and half. The level of expected results is slightly below the achievements of last quarter, but is likely sufficient to justify current valuations should corporations deliver as expected. While corporate operating results are expanding, macroeconomic data has shown some befuddling signs of fatigue. The yield curve is flattening, wage growth remains elusive and GDP expansion is stuck in low gear. In this environment, the Fed continued to reduce their accommodative functions. In highly expected fashion, the Fed hiked rates a second time at their June meeting and, in slightly unexpected fashion, outlined a possible plan to reduce the size of their bloated balance sheet later this year.

With the Fed intent on moving to the sidelines, the economy will be forced to be more self-sufficient in the months ahead. A preponderance of the evidence appears to point to self-reliance, but reasonable doubt about this competence still exists. While the current market rally may be nearer to its conclusion than inception, the specter of recession has yet to materialize. Fiscal health at the household and corporate level is robust, employment statistics are approaching full and corporate profitability has returned to record levels. Equities have rallied in response to these catalysts, not as an effect of unbridled investor enthusiasm. While valuations are elevated, we continue to believe that the case for equities is compelling, particularly when judged against the merits of competing asset classes.

Sincerely,

Cory Krebs

Chief Operating Officer, Cookson, Peirce & Co., Sub-advisor to the Fund

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Dynamic Alpha Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 12/22/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4669-NLD-7/27/2017

Catalyst Dynamic Alpha Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	18.74%	12.43%	17.50%	17.12%
Class A with load	11.91%	10.24%	16.12%	15.87%
Class C	17.88%	11.59%	16.62%	16.24%
Class I	19.02%	12.67%	N/A	12.70%
S&P 500 Total Return Index(a)	17.90%	9.61%	14.63%	15.10%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 1.51% for Class A, 2.26% for Class C and 1.26% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 22, 2011, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Commercial Services	11.0%
Computers	9.9%
Semiconductors	9.6%
Electronics	8.5%
Banks	7.7%
Software	7.6%
Airlines	4.6%
Internet	4.5%
Lodging	4.5%
Machinery-Diversified	4.4%
Other/Cash & Equivalents	27.7%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst Buyback Strategy Fund (BUYAX, BUYCX, BUYIX)

Dear Fellow Shareholders,

The Catalyst Buyback Strategy Fund (the “Fund”) seeks to offer investors a compelling opportunity to exploit the potential excess returns from share buyback announcements. Research findings indicate that share buyback announcements lead to short-term post-announcement excess returns, and historical studies conclude that a buyback strategy can outperform the S&P 500 TR Index (1) and Russell 3000 TR Index (2) over most time periods. According to our research, since 1996, the buyback strategy only underperformed the S&P 500 TR Index in 1998, 2000, 2007 and 2014. With an inception date of December 31, 2013, the Fund was launched during one of the periods where buybacks underperformed. However, since the weak 2014, the Fund has performed well. We are confident in the long-term prospects of the strategy and Fund, and we believe that the Fund has exposure to the best buyback announcement signals.

Fund Investment Strategy

The Fund invests primarily in the common stocks of companies in the Russell 3000 Index that have announced their intention to repurchase a portion of the company’s outstanding shares. The Fund may invest in companies of any market capitalization.

Our quantitative models identify the companies in the Russell 3000 with the most favorable share buyback announcements by focusing on factors like the size of the buyback, the length of time since announcement, post-announcement price reaction, volatility, liquidity and trading patterns. We construct a portfolio by imposing size, liquidity and position weight constraints. We sell when more favorable investment opportunities arise.

Fund Performance

During fiscal year 2017, the Fund significantly outperformed its S&P 500 Total Return Index and Russell 3000 Total Return Index benchmarks. Overweight allocations to as well as strong performance from holdings in the consumer discretionary and industrials sectors contributed to Fund outperformance. Additionally, strong performance from holdings in the consumer staples sector contributed to outperformance. The only meaningful detractor from Fund performance was a slightly underweight allocation to the information technology sector.

The Fund’s total returns for fiscal year ended 06/30/17 and for the period since inception through 06/30/17 as compared to the S&P 500 TR Index and the Russell 3000 TR Index were as follows:

	1 Year	Since Inception
	(06/30/16 – 06/30/17)	(12/31/13 – 06/30/17)[3]
	(Unaudited)	(Unaudited)
Class A	24.86%	6.38%
Class A with Sales Charge	17.66%	4.60%
Class C	23.88%	5.61%
Class I	25.19%	6.68%
S&P 500 Total Return Index[1]	17.90%	10.35%
Russell 3000 Total Return Index[2]	18.51%	9.85%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We are pleased with the performance of the Fund during the past year. We believe that the Fund is currently positioned in the best buyback signals, the types of signals that have historically contributed to the long-term outperformance of the strategy. We are confident in the long-term prospects of the strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Fund, and we are glad that you have decided to share in our vision.

Sincerely,

Michael Schoonover

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	The Russell 3000 Index is composed of 3000 large U.S. companies, as defined by market capitalization. The portfolio of securities represents approximately 98% of the investable U.S. equity market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(3)	Since inception returns assume inception date of 12/31/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4663-NLD-7/26/2017

Catalyst Buyback Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	3 Year Return	Since Inception**
Class A	24.86%	6.80%	6.38%
Class A with load	17.66%	4.72%	4.60%
Class C	23.88%	6.00%	5.61%
Class I	25.19%	7.05%	6.68%
Russell 3000 Total Return(a)	18.51%	9.10%	9.85%
S&P 500 Total Return Index(b)	17.90%	9.61%	10.35%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance for periods greater than 1 years are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.10% for Class A, 2.85% for Class C and 1.85% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “Russell 3000 Total Return Index”, is a market capitalization-weighted index of the 3,000 largest U.S. traded stocks. Investors cannot invest directly in an Index.

(b)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 31, 2013.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Insurance	9.8%
Commercial Services	7.1%
Retail	7.0%
Banks	6.5%
Healthcare-Products	6.5%
Internet	6.4%
Computers	6.3%
Diversified Financial Services	3.6%
Machinery-Construction Mining	3.6%
Food	3.6%
Other/Cash & Equivalents	39.6%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst/Groesbeck Growth of Income Fund (CGGAX, CGGCX, CGGIX)

Dear Shareholders,

We are pleased to bring you the Catalyst/Groesbeck Growth of Income Fund (the “Fund”) annual report for the fiscal year ended June 30, 2017.

	1 Year	Since Inception
	(06/30/16–06/30/17)	(12/30/09–06/30/17)(2)
	(Unaudited)	(Unaudited)
Class A without sales charge	17.11%	9.30%
Class A with sales charge	10.39%	8.44%
Class C	16.33%	8.45%
Class I (Inception Date – 6/6/14)	17.71%	10.36%
S&P 500 Total Return Index(1)	17.90%	13.12%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Fund produced strong results over the past 12 months as the stock market continued to climb fueled by corporate earnings growth and investors’ hopes for pro-growth initiatives by the Trump Administration. Also, investors appear to have warmed up to the fact that many international economies are turning the corner and beginning to show growth for the first time in many years. Corporate earnings growth has been very strong so far in 2017 and the second quarter’s numbers look like they will continue to produce nice improvements. The Federal Reserve raised rates three additional times over the past year, following its first hike since the financial crisis - which they did in December of 2015. Presently, they appear to be signaling that another increase this year is not a given.

During the past year new purchases were: Broadcom Ltd. (AVGO) (3.5%), CDW Corporation (CDW)(1.6%), DuPont Fabros Technology (DFT)(4.0%), Enterprise Products Partners L.P. (EPD)(2.8%), LCI Industries (LCII)(5.2%), MPLX L.P. (MPLX)(2.6%), NetEase, Inc. (NTES)(3.2%), Scripps Networks Interactive, Inc. (SNI)(2.9%), and Starbucks Corporation (SBUX)(1.3%).

Over the past twelve months we sold Expeditors Int’l (EXPD), Mallinckrodt Ltd. (MNK), Trinity Industries (TRN), V.F. Corporation (VFC), WestRock Company (WRK), and The Williams Companies (WMB).

Top 10 Stock Holdings as of 6/30/17
LCI Industries (Consumer Discretionary)	5.2%
Amgen Inc. (Healthcare)	4.7%
DuPont Fabros Technology Inc. (Real Estate)	4.0%
Honeywell International Inc. (Industrial)	3.9%
FedEx Corporation (Industrial)	3.7%
Intercontinental Exchange Inc. (Financial)	3.7%
Broadcom Ltd (Information Technology)	3.5%
AbbVie Inc. (Healthcare)	3.5%
JPMorgan Chase & Company (Financial)	3.5%
Ventas Inc. (Real Estate)	3.4%

The portfolio’s sector breakdown at June 30, 2017 compared to the S&P 500 was as follows.

Sector	% of Common Stocks held by the Fund	S & P 500%
Healthcare	21.9%	14.5%
Financial Services	19.7	14.5
Consumer Discretionary	16.5	12.3
Information Technology	12.1	22.3
Industrials	10.9	10.3
Real Estate	7.8	2.9
Energy	5.6	6.0
Consumer Staples	2.8	9.1
Materials	2.7	2.8
Utilities	0.0	3.2
Telecommunication Services	0.0	2.1

As has been the case over the past few years, dividend growth has been very strong over the trailing 12 months. The average dividend growth of our year-end holdings that raised their payouts for the calendar years 2010, 2011, 2012, 2013, 2014, 2015, and 2016 were 10.5%, 15.8%, 13.3%, 19.1%, 16.1, 14.4%, and 21.0%, respectively. These figures are a testament to both the strong earnings growth of our companies and, more importantly, the confidence that company managements have regarding their future growth prospects.

As a dividend-growth manager, we differentiate ourselves from many other dividend managers because our investment strategy requires that our holdings increase their dividend on a consistent and frequent basis (almost always once every 12 months). We constantly monitor the dividend increases of our portfolio holdings for consistency and rate of increase. We do not purchase stocks just for a high dividend yield. The most important characteristics we want from a dividend–paying stock are strong growth in its long-term earnings and consistent relatively-fast dividend growth. Many dividend managers own stocks that haven’t raised their payout on a consistent basis, and/or have weak growth in their fundamentals, i.e. - many stocks are owned for their high dividend yield only. We believe having growth in the portfolio’s income stream is very important. Historical studies have shown that dividend growers have outperformed other dividend-paying stocks over the long term.

The characteristics of our portfolio compare favorably relative to the S&P 500 at June 30, 2017. The 1-year weighted average dividend and earnings growth of our holdings have been 17.7%, and 7.9%. Our portfolio’s 5-year numbers are 10.8% and 11.6%, for dividend and earnings growth, respectively. The trailing 12-month P/E for the portfolio is 15.3X, compared to 21.8X for the S&P 500.

In conclusion, we believe the portfolio is well positioned with consistent and comparatively strong dividend and earnings growth while, as our historical numbers show, taking on less risk than the S&P 500. We remain committed to a strategy of investing in companies with strong business franchises, attractive long-term growth prospects, healthy balance sheets, and growing dividends. Thank you for your investment in the Fund.

Sincerely,

Robert P. Groesbeck, CFA

Robert Dainesi

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Groesbeck Growth of Income Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 12/30/09. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4665-NLD-7/26/2017

Catalyst/Groesbeck Growth of Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	Since Inception **
Class A	17.11%	5.12%	9.86%	9.30%
Class A with load	10.39%	3.06%	8.53%	8.44%
Class C	16.33%	4.35%	9.05%	8.45%
Class I	17.71%	5.47%	10.19%	10.36%
S&P 500 Total Return Index(a)	17.90%	9.61%	14.63%	13.12%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 1.74% for Class A, 2.49% for Class C and 1.49% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 30, 2009 for Class A, Class C and Benchmark, and November 24, 2010 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Diversified Financial Services	10.1%
Real Estate Interest Trusts	9.9%
Pharmaceuticals	9.6%
Media	6.1%
Pipelines	5.4%
Leisure Time	5.2%
Biotechnology	4.7%
Retail	3.9%
Electronics	3.9%
Transportation	3.7%
Other/Cash & Equivalents	37.5%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst/Lyons Tactical Allocation Fund (CLTAX, CLTCX, CLTIX)

Dear Fellow Shareholders,

We are pleased to provide you with the annual report for the Catalyst/Lyons Tactical Allocation Fund (the “Fund”), and discuss highlights and performance for the fiscal year ended June 30, 2017 (“FY2017”).

We begin by highlighting that the Fund reached its 5-year mark on July 3, 2017, just one trading day after the close of the fiscal year. In our first five years, we have seen our tactical risk model – the Quantitative Risk Indicator (QRI) – successfully weather bouts of intense volatility and a series of market corrections, against a backdrop of macro effects that included unprecedented central bank stimulus, stagnant corporate earnings, and myriad economic & geopolitical risks. In 60 months of Fund operations, the QRI has generated 61 positive monthly signals (beginning with the initial signal at Fund launch), indicating favorable market risk that dictated a full allocation to equities continuously across our track record. Contrast this uninterrupted all-equity allocation with the whipsaw that plagued faster-moving managers in the tactical space in recent years, and the benefit of our slower, more focused tactical approach is clear.

Class A returned 15.8% for the fiscal year ending 6/30/2017, compared with 12.7% for the Lipper Flexible Portfolio Funds category and 17.9% for the S&P 500. In similar fashion to the prior fiscal year, the Fund generated strong excess return during the first three quarters of FY2017, and retreated in the final fiscal quarter (2Q2017), as shown in the following chart:

	1 Year	Since Inception
	(06/30/16 – 06/30/17)	(07/02/12 – 06/30/17)[3]
	(Unaudited)	(Unaudited)
Class A	15.83%	12.93%
Class A with Sales Charge	9.20%	11.60%
Class C	14.99%	12.11%
Class I	16.14%	6.27%
S&P 500 Total Return Index[2]	17.90%	14.59%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Source: Zephyr StyleAdvisor. You cannot invest directly in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

The QRI generated a positive signal to start FY2017 and again each month of the year. Accordingly, the Fund allocated fully to equities each month, and we followed our systematic quarterly rebalancing process while holding this equity allocation.

Performance Discussion

We first examine Fund performance on the basis of our monthly tactical allocation decisions. In this scope, we evaluate our relevant peer group – Lipper Flexible Portfolio Funds, which captures the allocation decisions of related tactical managers – for basis of comparison. We designed our risk model, the QRI, to address a limitation common among tactical strategies, which is the “whipsaw” that results from frequent defensive shifts in fast-moving markets.

Source: Zephyr StyleAdvisor.

The Fund’s outperformance of its Lipper peer group is first and foremost attributable to the QRI’s succession of positive signals during the reporting period, which as mentioned previously, kept the Fund fully invested in equities throughout. The significance of these successful model results is demonstrated by comparing our up/down capture ratios against the S&P 500 to those of our Lipper peer group and to the Morningstar Tactical Allocation category. Our slower-moving risk model allowed us to participate in and capture a larger share of bull market gains than the average tactical strategy, while also capturing roughly the same or less downside.

Fund/Category	Up Capture	Down Capture
CLTAX	86.6%	72.7%
Lipper Flex Port Funds	70.8%	72.2%
Morningstar Tactical Allocation	48.8%	94.3%

We include the Fund’s outperformance of the Morningstar Tactical Allocation category for additional comparison to tactical peers. However, we note that because of our long-term series of positive QRI signals and resulting all-stock allocation – which we view as a positive result and the reason for this outperformance – Morningstar presently categorizes us in an equity group. We anticipate a more appropriate categorization in the future following a defensive shift.

Based on the Fund’s continuous allocation to stocks in FY2017, we then examine performance on the basis of our investment process while on offense: stock picking, as opposed to ETF rotation or other form of passive indexing commonly employed by tactical strategies. We use a model-based process to invest in 25 dividend-paying US stocks selected for underlying firm performance and relative valuation. This process yields us the ability to decouple from market indices and potentially outperform, rather than limiting ourselves to tracking the indices, at best, to the upside. The fiscal 2nd quarter (4Q2016) was in fact the Fund’s best quarter on record relative to the S&P 500, beating the index by 3%.

As displayed in chart 1, the Fund outpaced the S&P 500 Index on a cumulative basis for the first three quarters of FY2017. Our stock selections generated strong performance across the board, with the most notable factor contributions coming from size, sector allocations and selection effects. Mid cap stocks were portfolio leaders during this time, though they accounted for less than 30% of assets. Our highest sector exposure was generally to the market’s better-performing sectors, and the least or no exposure to the market’s worst-performing sectors. In terms of individual stock selections, our highest outperformers relative to their market sector averages generally occurred within our largest-weight sectors, boosting their contribution with positive interaction effects.

The most influential driver of our stock performance in recent years has been the pervasive growth-value gap, whereby growth’s market leadership has gone largely uninhibited since mid-2014, save for a few brief but large cyclical reversals. Out of the 12 quarters ending 6/30/17, the S&P 500 Growth Index outpaced the S&P 500 Value Index in nine. The Growth Index outpaced its Value counterpart by 3.2% annually over this three-year period, and by 3.4% in FY2017 alone, entirely in the fiscal year’s second half. From July-December 2016, S&P Value doubled the S&P Growth return, largely on the heels of the post-election rally. As a result, the Fund’s meaningful value tilt during FY2017 contributed positively to Fund return in the fiscal first half, underpinning strong portfolio performance across the board as discussed above. From January-June 2017, however, growth reclaimed its leadership position with force, nearly tripling the return of the S&P Value Index and posing a material drag on Fund performance year-to-date. This effect weighed on the otherwise strong factor contributions in the fiscal 3rd quarter (1Q17), and was the primary driver of underperformance in the fiscal year’s final quarter (2Q17).

Source: Zephyr StyleAdvisor. You cannot invest directly in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

Our dividend mandate produced a net drag on performance, as dividend stock indices trailed the S&P 500 generally throughout the fiscal year, a trend commonly aligned with the performance of value stocks.

The fiscal 4th quarter (2Q17) bucked the trend of positive factor contributions across the board. Fund performance was hampered by an acceleration of the market’s disfavor of value stocks, which drove poor performance in our individual stock selections. While winners still outnumbered losers, this was the first time in the fiscal year that the losers outweighed gainers, due to large outliers to the downside in media and retail stocks.

Nonetheless, stock performance was net positive in FY2017. Of the 40 stocks we owned during the fiscal year, winners outnumbered losers 29 to 11 (accounting for all stocks bought and sold). The average gain was 18% while the average loss was -6.7%, far lower on an absolute basis. Outliers were highly influential, as the average return of our top five gainers was 46%, while the average decline of our five biggest losers was just -10%. We continue to decrease portfolio turnover and create a more favorable gains profile for our shareholders with longer holding periods and strategic share lot decisions when trimming positions.

Our biggest gainers were The Boeing Co. (BA, 4.5% of assets as of 6/30/17), Alaska Air Group (ALK, 3.9%), and Marriott International (MAR, 0.00%1). We maintain our position in BA going into FY2018, as it continues to set new highs and remains a market leader with high barriers to entry, generating consistently strong financial performance and free cash flow. We liquidated the Fund’s position in ALK to start FY18, locking in a solid long-term gain. MAR was sold on 4/3/17 after three quarters, also generating a solid gain.

Our biggest decliners were Snap-On (SNA, 3.8%), Mead-Johnson Nutrition (MJN, 0.00%1), and Gilead Sciences (GILD, 4.2%). We currently maintain our position in SNA as well as GILD. As GILD has declined in price over time, it remains among our highest-ranked opportunities on the basis of improving valuation. We have high conviction in the value of its HIV business, which we believe the market is undervaluing in the shadows of its more-lucrative but less-sustainable Hep-C business. The company is a free cash flow giant and is positioned to bolster its revenue through acquisitions and a strong product pipeline.

Closing

Our approach, like any stylistic investment approach, is subject to periods of cyclical disfavor by markets, and as a concentrated portfolio of 25 stocks we are occasionally impacted both favorably and unfavorably by outlier moves in individual holdings and, as we’ve endured over the past few years, style cycles that can cause frustration for long time periods. Despite the effects of the most recent quarter, we are pleased with Fund performance and continue to realize the benefits of our slow-moving tactical risk model. This is what sets us apart from our competitors.

Our model has now generated 61 consecutive positive signals and 0 negative signals, leaving the Fund fully invested during this multiyear bull market that continues to find new legs. Since the Fund’s inception in July 2012, the S&P 500 has experienced four drawdowns in the -5-10% range, and two drawdowns between -10% and -15%. The largest of these reached -13% and recovered to break-even in just 1 1/2 months. This pattern is consistent with market history going back to the Great Depression: drawdowns smaller than 20% occur frequently and recover quickly. We contend that these are not the drawdowns that cause long-term harm to investors, but instead are an expected part of market growth and qualify as acceptable risk. In our view, trying to time these short-term drawdowns presents a risk of missed upside that outweighs the risk of incurring losses. Accordingly, we have designed our tactical model to insulate against such drawdowns, which we see as mere speedbumps in a secular bull market. To that effect, our model has succeeded in actively directing us to stay in the market for five years running. We believe a tactical model designed in this manner has greater potential to deliver market returns or outperformance without the missed upside that results from whipsaw.

The market is teetering on uncertainty, balancing improvement in corporate earnings with stagnating inflation and tightening monetary policy. Lack of progress from our elected leaders is deflating the optimism that boosted markets after the election. Meanwhile, asset flows to passive index funds are driving US markets to valuations not seen since the tech bubble, while earnings are only just coming off of a two-year stretch of decline. A research note from Marko Kolanovic, JP Morgan’s Global Head of Macro Quantitative and Derivatives Research, reveals that passive and quantitative strategies now account for approximately 60% of equity assets today, and that “fundamental investors” are responsible for just 10% of trading volumes roughly. We believe the aggregation of these circumstances is setting up a potentially dangerous environment, making today an ideal time to own CLTAX. The time to own tactical is before a crash, not after. Investors want to participate in bull market gains, but downside risk is growing stronger. We can potentially solve both concerns. We are likely to remain invested and participate in any continued upside. If this bull market – currently the second longest in history – meets its demise, and market risk reaches extreme levels, we can potentially limit significant downside with a defensive shift. We offer investors the potential for excess returns and reduced risk of extreme portfolio losses that can wipe out years of hard-earned gains. We will continue to execute our systematic tactical process, and maintain diligence in our approach to selecting high-quality stocks while on offense.

Sincerely,

Matthew N. Ferratusco, CIPM

Director of Research & Analytics, Lyons Wealth Management, LLC, Fund Sub-Adviser

Portfolio Manager

Alexander Read

CEO, Lyons Wealth Management, LLC, Fund Sub-Adviser

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Marriott International (MAR) and Mead-Johnson Nutrition (MJN) were sold prior to the end of fiscal year 2017, and therefore have a 0.00% portfolio weight as of 6/30/17 as shown.

[2]	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Lyons Tactical Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

[3]	Since inception returns assume inception date of 07/02/2012 The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4688-NLD-7/27/2017

Catalyst/Lyons Tactical Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	3 Year Return	Since Inception**
Class A	15.83%	6.28%	12.93%
Class A with load	9.20%	4.22%	11.60%
Class C	14.99%	5.47%	12.11%
Class I	16.14%	6.56%	6.27%
S&P 500 Total Return Index(a)	17.90%	9.61%	14.59%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.74% for Class A, 2.49% for Class C, and 1.49% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is July 2, 2012, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Retail	23.2%
Aerospace/Defense	8.7%
Commercial Services	7.9%
Semiconductors	7.7%
Restaurant	4.4%
Biotechnology	4.2%
Household Products/Wares	4.2%
Auto Parts	4.1%
Miscellaneous Manufacturer	4.1%
Transportation	4.0%
Other/Cash & Equivalents	27.5%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst/MAP Global Equity Fund (CAXAX, CAXCX, CAXIX)

Dear Fellow Shareholders:

The Catalyst/MAP Global Equity Fund’s (the “Fund”) total returns for the periods since inception through 06/30/17 as compared to the MSCI All Country World Stock Index (1) were as follows:

	1 Year	Since Inception
Fund vs Index Performance	(06/30/16 – 06/30/17)	(7/29/2011 – 06/30/17)[2]
	(Unaudited)	(Unaudited)
Class A without sales charge	18.73%	9.02%
Class A with sales charge	11.89%	7.93%
Class C	17.69%	8.18%
Class I (Inception Date – 6/6/14)	18.91%	5.38%
MSCI All Country World Stock Index[1]	19.42%	8.49%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMutualFunds.com.

As of June 30, 2017, the Fund’s top ten holdings were as follows (unaudited):

Top 10 Stock Holdings as of 6/30/17
Kratos Defense & Security	4.21%
Micron Technology Inc	3.84%
Sanofi ADR	3.74%
Bob Evans Farms	3.69%
Wendy’s Company (The)	3.63%
Tetra Tech Inc	3.38%
Vodafone Group PLC - SP ADR	3.22%
Microsoft	3.21%
Johnson & Johnson	3.17%
eBay Inc	3.16%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2017. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2017 the portfolio was allocated in the following fashion.

Sector Allocation	% of Portfolio
Consumer Staples	26.2%
Information Technology	22.7%
Consumer Disc.	15.4%
Health Care	11.0%
Industrials	8.4%
Telecom Services	6.6%
Materials	4.2%
Financials	3.6%
Energy	1.9%
Utilities	0.0%
Total	100%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2017.

As we have discussed in previous letters, historically, the U.S. economy grows 4 – 5% exiting a recession. Since the current recovery began in the third quarter of 2009, the U.S. economy has averaged a paltry 2.14% growth, making it the most anemic economic recovery in the country’s history. Furthermore, first quarter 2017 GDP came in at a revised annual clip of just 1.4%. Such anemic growth, combined with recently softening auto sales, declining oil prices, and weakening economic data from the likes of China hardly portray a picture of strength. Yet, the US Federal Reserve (the “Fed”) remains determined to follow through on their agenda to push rates higher. Despite their determination, it appears as though the bond market is questioning the Fed’s read on the economy, as are we. The yield curve has been flattening despite three rate hikes in the past six months. Traditionally, this has been an indicator of a slowing economy.

Stock market valuations have expanded on expectations that lower taxes and fewer regulations will boost corporate earnings. Going forward, while we predict rates will increase gradually; we do not expect rates to roar higher as the current tepid global economic growth environment simply does not support substantially higher interest rates. Additionally, we believe the Fed has overestimated the inflationary environment in their rate assumptions, as we do not see signs of rampant inflation in the marketplace. Specifically, recent competitive actions in the retail space, as well as increasing supplies of oil, have led to somewhat of a disinflationary environment. Further, one of the primary economic challenges facing the U.S. in particular, as well as many other developed countries, is the structural shift toward lower paying jobs. We believe this shift is at least partly responsible for the declining US Labor Force Participation Rate, which has retraced back to levels not seen since the late 1970s. Additionally, we believe it constrains many consumers’ discretionary income. Furthermore, the rampant adoption of technology, while improving efficiency, has significantly impacted total employment. We anticipate the rate of adoption of these technologies in the workplace will only accelerate into the future.

Over recent years, many investors have embraced passive investing. We believe the move toward indexing will come back to haunt many investors during the next market correction. Unlike purposeful active investing, indexing does not discriminate between good and bad stocks. As much as this strategy seemingly works in rising markets, many indexers, who have become complacent in the bull market of the last 10 years, will be disappointed during the next market correction. With the rise in the equity markets, valuations have become stretched and finding investable value stocks has become a less obvious task than it was a few years ago.

With that being said, we believe value can still be found in specific geographies and in select names. In particular, we continue to find opportunities in Europe. Recent economic data suggest that the European economic landscape is improving and we believe ultimately this factor should lead to better corporate earnings. Given our cautious view on the macro economy, we remain overweight those sectors of the stock market that are not directly tied to a strong economy (i.e. Consumer Staples). Absent from our portfolios are U.S. financials. Despite experiencing robust performance in the back half of 2016, financials have lagged the broader market in 2017, despite more than favorable stress test outcomes coupled with significant dividend and share buyback announcements. Without subsequent rate rises and anticipated regulatory changes, we believe it will be difficult for the sector to have significant further advances. In the end, after 7.5 years of one of the feeblest recoveries in history, we believe now is not the time to get excited about strong economic growth and have positioned our portfolio accordingly. We continue searching for new investment ideas, anywhere they may appear; however, we will always carefully weigh the risks as well as the rewards before investing clients’ capital.

We remain significantly underweight the emerging markets (EM). We believe China will continue to devalue their currency, which in turn will pressure other EM currencies. As such, our EM exposure is well below benchmark as well as our historic norms. Once we have confidence in the EM currencies, we will increase our exposure to those markets; in the interim, however, our U.S. weighting remains above targeted levels.

During the year, we added names such as Asaleo Care, Ciena Corporation, Capevin Holdings, Mosaic, Nokia, and Parques Reunidos, as we believed they represented an attractive value proposition. During the year we sold Groupe Bruxelles Lambert SA, Bangkok Expressway and Metro plc, GrainCorp and Tiger Brands as the shares appreciated to the point where valuations were becoming too rich for our liking. AGL Resources was also sold, as the company was acquired. BP, plc, Potash, Ford Motor Company, and C&C Group were sold, as fundamentals deteriorated due to competitive factors.

Rest assured that we work diligently every day in an attempt to generate the best risk adjusted returns possible.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The MSCI All Country World Stock Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Capital Appreciation Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

(2)	Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4664-NLD-7/26/2017

Catalyst/MAP Global Equity Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	18.73%	5.05%	10.71%	9.02%
Class A with load	11.89%	2.99%	9.41%	7.93%
Class C	17.69%	4.23%	9.86%	8.18%
Class I	18.91%	5.30%	N/A	5.38%
MSCI All Country World Stock Index(a)	19.42%	5.39%	11.14%	8.49%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.71% for Class A, 2.46% for Class C, and 1.46% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “MSCI All Country World Stock Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry (long only)	% of Net Assets
Telecommunications	12.3%
Food	11.6%
Pharmaceuticals	9.9%
Agriculture	7.7%
Beverages	5.8%
Internet	5.2%
Aerospace/Defense	4.2%
Semiconductors	3.8%
Retail	3.6%
Environmental Control	3.4%
Other/Cash & Equivalents	32.5%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst MLP & Infrastructure Fund (MLXAX, MLXCX, MLXIX)

Dear Fellow Shareholders,

We are pleased to report that the Catalyst MLP & Infrastructure Fund (the “Fund”) (MLXAX, MLXCX & MLXIX) maintained its strong performance, returning (10%) for the fiscal year ended June 30, 2017. This performance was (9.2%) ahead of our benchmark, the Alerian Total Return Index, and (5%) ahead of the Morningstar peer group average. The Fund invests in the securities of master limited partnerships (MLPs), General Partners of MLPs (GPs) and other businesses that derive a majority of their revenue from energy infrastructure activities. GPs typically enjoy faster distribution growth than traditional MLPs due to their ability to participate in growth in cash flows from their affiliated MLP without the need to invest additional capital. The manager believes that valuations are compelling and the Fund has attractive upside.

Investment Strategy

The Fund invests in the GPs of MLPs, MLPs and other energy infrastructure businesses. GPs are typically entitled to up to 50% of the Distributable Cash Flow (DCF) generated by an MLP via Incentive Distribution Rights (IDRs). IDRs do not require that the GP invest additional capital to fund growth, so the GP is able to participate in the DCF growth at the MLP level without suffering any dilution. In this respect, the GP of an MLP has a role analogous to that of the GP of other limited partnerships such as hedge funds and private equity funds. Just as the managers of these alternative asset classes benefit substantially from asset growth in their underlying businesses, so do MLP GPs similarly benefit from asset growth in their underlying MLPs. It is the investment manager’s strong belief that the development of shale oil and gas reserves in the U.S. is creating substantial new demand for energy infrastructure to extract, gather, process, transport, store, refine and distribute oil, natural gas and natural gas liquids (NGLs). This is leading to strong growth in the assets held by MLPs and other energy infrastructure businesses which the manager believes will lead to commensurately strong growth in DCF to MLP GPs through IDRs. The Fund is positioned to benefit from what the manager believes is a secular trend towards greater U.S. domestic production of fossil fuels.

The Fund seeks to pay a monthly distribution of not less than $0.05 per share. To the extent that this exceeds the distribution yield on the underlying portfolio, a portion of the Fund’s distribution may be classified as a return of capital for tax purposes.

Fiscal Year 2016 Performance

The strong fiscal 2017 performance noted above was due to the continued rebound in GPs following the sharp drop in MLPs from August 2014 to February 2016. It also reflects the success of the underlying investment process as growth in U.S. energy infrastructure supports attractive returns from the sector. We believe the Fund is well positioned to maintain its outperformance and believe that it validates a key insight behind our investment strategy, which is that over time MLP GPs can provide superior returns to the Alerian MLP Total Return Index.

The Fund’s total returns for the period since inception2 and YTD through 06/30/17 as compared to the Alerian MLP Total Return Index1 were as follows:

	YTD	Fiscal Year	Since Inception
	(01/01/17 – 06/30/17)	(06/30/16 – 06/30/17)	(12/22/14 – 06/30/17)[2]
	(Unaudited)	(Unaudited)	(Unaudited)
Class A	-11.77%	9.38%	-9.01%
Class C	-12.07%	8.47%	-9.59%
Class I	-11.65%	9.61%	-8.77%
Alerian MLP Total Return Index[1]	-2.66%	0.40%	-9.19%
Class A with Sales Charge	-16.89%	3.17%	-11.12%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Holdings

We emphasize securities with exposure to midstream infrastructure, predominantly fee-based cash flows, better than average visibility around future earnings and attractive growth prospects. As of June 30, 2016, we held 20 names.

As of June 37, 2016, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Total Assets
Plains GP Holdings LP	9.81%
Enlink Midstream, LLC	9.73%
Targa Resources	8.47%
Kinder Morgan Inc	8.31%
Nustar GP Holdings, LLC	7.44%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2017. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2017, the Fund’s equity holdings were divided among economic industries as follows (unaudited):

Industry Common Stock
General Partner - Gathering & Processing	14.7%
Natural Gas Transportation & Storage	10.8%
Canadian Energy Infrastructure	10.1%
Logistics & Terminals	9.8%
General Partner - Mixed Energy Infrastructure MLP	9.0%
Gathering & Processing	8.5%
Mixed Energy Infrastructure	8.3%
General Partner - Liquids Transportation & Storage	7.4%
Oil & Gas Services	7.3%
General Partner - Oil & Gas Services	4.6%
Mixed Energy Infrastructure MLP	4.5%
Liquids Transportation & Storage	4.4%
Cash	0.4%
Refining	0.2%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2017.

Summary

We believe that investing in MLP GPs represents a way to seek to benefit from the development of shale oil and gas resources in the U.S. through their IDR’s that are potentially well positioned to participate in this grow on attractive terms. Moreover, the Fund is structured as a pass-through vehicle and as such incurs no tax liability of its own. Consequently, the tax characteristics of the cash flows received from its holdings are passed through to investors in the Fund, unlike many other Registered Investment Companies (RICs) that invest in MLPs.

We are pleased with the Fund’s recovery following last year’s severe weakness and believe we are in the early stages of a secular trend towards increased domestic oil and gas production with its associated need for additional energy infrastructure. We are glad you share in this vision, and we value your investment with us. You portfolio management team is currently invested in the strategy alongside you.

Sincerely,

Simon Lack

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The Alerian MLP Total Return Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index includes 50 prominent companies and captures approximately 75% of available market capitalization. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst MLP & Infrastructure Fund may or may not purchase the types of securities represented by the Alerian MLP Total Return Index1.

(2)	Since inception returns assume inception date of 12/22/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4715-NLD-8/8/2017

Catalyst MLP & Infrastructure Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception**
Class A	9.38%	-9.01%
Class A with load	3.17%	-11.12%
Class C	8.47%	-9.59%
Class I	9.61%	-8.77%
Alerian MLP Total Return Index(a)	0.40%	-9.19%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 2.03% for Class A, 2.78% for Class C, and 1.78% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Alerian MLP Total Return Index is the leading gauge of large-cap and mid-cap energy Master Limited Partnerships. Investors cannot invest directly in an index.

**	Inception date is December 22, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry	% of Net Assets
Pipelines	82.7%
Mining	7.4%
Oil & Gas Services	4.6%
Gas	4.4%
Oil & Gas	0.7%
Other/Cash & Equivalents	0.2%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	COMMON STOCK - 96.6%
	BANKS - 18.2%
15,800	Heartland Financial USA, Inc.	$744,180
14,100	Home BancShares, Inc.	351,090
13,400	Horizon Bancorp.	353,090
24,000	Independent Bank Corp.	522,000
16,000	Old Line Bancshares, Inc.	450,880
4,000	Sussex Bancorp.	99,000
21,100	Walker & Dunlop, Inc. *	1,030,313
		3,550,553
	DIVERSIFIED FINANCIAL SERVICES - 5.2%
45,780	MMA Capital Management LLC *	1,011,738

	ELECTRICAL COMPONENTS & EQUIPMENT - 5.0%
15,000	Advanced Energy Industries, Inc. *	970,350

	ELECTRONICS - 4.5%
14,000	Applied Optoelectronics, Inc. *	865,060

	ENGINEERING & CONSTRUCTION - 2.6%
11,200	VSE Corp.	503,776

	ENTERTAINMENT - 5.9%
8,500	Cedar Fair LP	612,850
2,900	Churchill Downs, Inc.	531,570
		1,144,420
	FOOD - 4.8%
13,400	Calavo Growers, Inc.	925,270

	HEALTHCARE-SERVICES - 2.7%
11,000	HealthSouth Corp.	532,400

	INSURANCE - 10.8%
25,400	Assured Guaranty Ltd.	1,060,196
10,500	First American Financial Corp.	469,245
2,900	Investors Title Co.	560,976
		2,090,417
	MACHINERY-DIVERSIFIED - 0.1%
200	Alamo Group, Inc.	18,162

	PHARMACEUTICALS - 3.8%
63,000	Corcept Therapeautics, Inc. *	743,400

	RETAIL - 11.8%
17,500	Dave and Buster’s Entertainment, Inc. *	1,163,925
26,500	Ollie’s Bargain Outlet Holdings, Inc. *	1,128,900
		2,292,825

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Value
	COMMON STOCK - 96.6% (Continued)
	SEMICONDUCTORS - 8.6%
12,500	MKS Instruments, Inc.	$841,250
44,800	Ultra Clean Holdings, Inc. *	840,000
		1,681,250
	SOFTWARE - 10.4%
66,000	Asure Software, Inc. *	964,260
15,600	Paycom Software, Inc. *	1,067,196
		2,031,456
	TELECOMMUNICATIONS - 2.2%
39,000	Iridium Communications, Inc. *	430,950

	TOTAL COMMON STOCK (Cost - $17,486,615)	18,792,027

	SHORT-TERM INVESTMENTS - 4.0%
777,985	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class, 0.85% **
	TOTAL SHORT-TERM INVESTMENTS (Cost - $777,985)	777,985

	TOTAL INVESTMENTS - 100.6% (Cost - $18,264,600) (a)	$19,570,012
	LIABILITIES LESS OTHER ASSETS - (0.6)%	(109,227)
	NET ASSETS - 100.0%	$19,460,785

LLC - Limited Liability Company

LP - Limited Partnership

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $18,241,788 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,945,196
Unrealized depreciation:	(616,972)
Net unrealized appreciation:	$1,328,224

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	COMMON STOCK - 98.4%
	AEROSPACE/DEFENSE - 2.7%
16,500	Harris Corp.	$1,799,820

	AGRICULTURE - 2.8%
12,600	Altria Group, Inc.	938,322
8,000	Philip Morris International, Inc.	939,600
		1,877,922
	AIRLINES - 2.8%
30,000	Southwest Airlines Co.	1,864,200

	BANKS - 5.8%
35,300	Citizens Financial Group, Inc.	1,259,504
10,800	PNC Financial Services Group, Inc.	1,348,596
22,700	SunTrust Banks, Inc.	1,287,544
		3,895,644
	BEVERAGES - 3.4%
12,000	Constellation Brands, Inc.	2,324,760

	CHEMICALS - 3.3%
6,300	Sherwin-Williams Co.	2,211,048

	COMMERCIAL SERVICES - 12.2%
21,600	Equifax, Inc.	2,968,272
21,200	S&P Global, Inc.	3,094,988
38,000	Total System Services, Inc.	2,213,500
		8,276,760
	DIVERSIFIED FINANCIAL SERVICES - 2.3%
75,000	Ally Financial, Inc.	1,567,500

	FOOD - 3.5%
12,100	Pinnacle Foods, Inc.	718,740
32,400	Sysco Corp.	1,630,692
		2,349,432
	HAND/MACHINE TOOLS - 2.3%
11,300	Stanley Black & Decker Inc.	1,590,249

	HEALTHCARE-PRODUCTS - 12.3%
10,000	Cooper Companies, Inc.	2,394,200
10,200	Edwards Lifesciences Corp. *	1,206,048
10,400	IDEXX Laboratories, Inc. *	1,678,768
14,800	Stryker Corp.	2,053,944
11,400	Medtronic PLC	1,011,750
		8,344,710
	HEALTHCARE-SERVICES - 5.6%
32,000	Centene Corp. *	2,556,160
14,500	HCA Holdings, Inc. *	1,264,400
		3,820,560
	HOUSEWARES - 3.2%
40,000	Newell Brands, Inc.	2,144,800

	INSURANCE - 7.5%
12,900	Aflac, Inc.	1,002,072
45,000	Arthur J Gallagher & Co.	2,576,250
23,600	Principal Financial Group, Inc.	1,512,052
		5,090,374

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Value
	COMMON STOCK - 98.4% (Continued)
	INTERNET - 3.0%
13,700	Netflix, Inc. *	$2,046,917

	RETAIL - 10.4%
24,400	Darden Restaurants, Inc.	2,206,736
26,500	Dollar Tree, Inc. *	1,852,880
6,200	Home Depot, Inc.	951,080
7,000	Ultra Beauty, Inc. *	2,011,380
		7,022,076
	SEMICONDUCTORS - 5.5%
24,000	Analog Devices, Inc.	1,867,200
133,000	ON Semiconductor Corp. *	1,867,320
		3,734,520
	SHIPBUILDING - 2.6%
9,500	Huntington Ingalls Industries, Inc.	1,768,520

	SOFTWARE - 4.3%
24,000	Fiserv, Inc. *	2,936,160

	TEXTILES - 2.9%
8,000	Mohawk Industries, Inc. *	1,933,520

	TOTAL COMMON STOCK (Cost - $60,934,863)	66,599,492

	SHORT-TERM INVESTMENTS - 2.0%
1,336,904	Fidelity Investments Money Market Funds Government Portfolio, Institutional Class, 0.85% **	1,336,904
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,336,904)	1,336,904

	TOTAL INVESTMENTS - 100.4% (Cost - $62,271,767) (a)	$67,936,396
	LIABILITIES LESS OTHER ASSETS - (0.4)%	(275,837)
	NET ASSETS - 100.0%	$67,660,559

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

PLC - Public Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $62,179,116 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$6,468,424
Unrealized depreciation:	(711,144)
Net unrealized appreciation:	$5,757,280

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	COMMON STOCK - 60.5%
	ADVERTISING - 0.7%
580	Yext, Inc. *	$7,731

	APPAREL - 1.1%
625	Canada Goose Holdings, Inc. *	12,344

	AUTO MANUFACTURERS - 2.6%
642	Fiat Chrysler Automobiles NV *	6,825
800	REV Group, Inc.	22,144
		28,969
	BANKS - 3.2%
493	Byline Bancorp, Inc. *	9,885
325	Cadence BanCorp *	7,111
160	Citizens Financial Group, Inc.	5,709
165	Guaranty Bancshares, Inc.	5,272
450	PCSB Financial Corp. *	7,677
		35,654
	BIOTECHNOLOGY - 1.1%
274	Argenx SE *	5,812
270	Biohaven Pharmaceutical Holding Co. Ltd. *	6,750
		12,562
	BUILDING MATERIALS - 0.8%
279	JELD-WEN Holding, Inc. *	9,056

	COMMERCIAL SERVICES - 3.8%
670	Bright Scholar Education Holdings Ltd. *	7,973
540	Emerald Expositions Events, Inc.	11,826
120	IHS Markit Ltd. *	5,285
165	PayPal Holdings, Inc. *	8,855
258	SEACOR Marine Holdings, Inc. *	5,253
80	TransUnion *	3,465
		42,657
	COMPUTERS - 3.2%
460	Conduent, Inc. *	7,332
164	DXC Technology Co.	12,582
205	Hewlett Packard Enterprise Co.	3,401
890	Presidio, Inc. *	12,736
		36,051
	DIVERSIFIED FINANCIAL SERVICES - 2.2%
210	Ally Financial, Inc.	4,389
950	Hamilton Lane, Inc.	20,890
		25,279
	ELECTRONICS - 1.3%
103	Fortive Corp.	6,525
600	ShotSpotter, Inc. *	7,674
		14,199

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Value
	COMMON STOCK - 60.5% (Continued)
	FOOD - 2.0%
1,440	Blue Apron Holdings, Inc. *	$13,450
112	Kraft Heinz Co.	9,592
		23,042
	FOOD SERVICES - 0.4%
112	Aramark	4,590

	HEALTHCARE-PRODUCTS - 0.7%
225	Varex Imaging Corp. *	7,605

	HEALTHCARE-SERVICES - 0.6%
72	Qunitiles IMS Holdings, Inc. *	6,444

	INSURANCE - 0.3%
90	Kinsale Capital Group, Inc.	3,358

	INTERNET - 8.0%
285	Cars.com, Inc. *	7,590
750	Carvana Co. *	15,352
80	CDW Corp.	5,002
775	Okta, Inc. *	17,670
1,550	Snap, Inc. *	27,543
79	Trade Desk, Inc. *	3,959
337	Trivago NV *	7,973
95	Zillow Group, Inc. *	4,656
		89,745
	LODGING - 1.6%
329	Hilton Grand Vacations, Inc. *	11,864
102	Hilton Worldwide Holdings, Inc.	6,309
		18,173
	MACHINERY - 2.1%
1,351	ASV Holdings, Inc. *	11,011
597	Gardner Denver Holdings, Inc. *	12,901
		23,912
	MEDIA - 2.1%
60	Liberty Broadband Corp. *	5,147
119	Liberty Media Corp-Liberty SiriusXM *	4,996
11	Liberty Media Corp-Liberty Formula One *	385
780	WideOpenWest, Inc. *	13,572
		24,100
	OIL & GAS SERVICES - 1.8%
500	NCS Multistage Holdings, Inc. *	12,590
620	Solaris Oilfield Infrastructure, Inc. *	7,149
		19,739

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Value
	COMMON STOCK - 60.5% (Continued)
	PACKAGING & CONTAINERS - 0.7%
325	Ardagh Group SA	$7,348

	PHARMACEUTICALS - 3.0%
127	AbbVie, Inc.	9,209
255	Dova Pharmaceuticals, Inc. *	5,684
338	G1 Therapeutics, Inc. *	5,895
38	Shire PLC	6,280
380	UroGen Pharma Ltd. *	6,863
		33,931
	PIPELINES - 1.2%
440	Antero Midstream GP LP *	9,671
75	Noble Midstream Partners LP	3,405
		13,076
	REAL ESTATE - 0.4%
330	Five Point Holdings LLC *	4,871

	REITS - 1.4%
45	Gaming and Leisure Properties, Inc.	1,695
300	Invitation Homes, Inc.	6,489
240	KKR Real Estate Finance Trust, Inc.	5,160
90	Park Hotels & Resorts, Inc.	2,426
		15,770
	RETAIL - 3.6%
340	Floor & Decor Holdings, Inc. *	13,348
1,335	J. Jill, Inc. *	16,407
90	Restaurant Brands International, Inc.	5,629
140	Yum China Holdings, Inc. *	5,520
		40,904
	SEMICONDUCTORS - 1.0%
720	SMART Global Holdings, Inc. *	11,657

	SOFTWARE - 7.4%
1,000	Alteryx, Inc. *	19,520
1,199	Appian Corp. *	21,762
365	First Data Corp. *	6,643
560	MuleSoft, Inc. *	13,966
700	ShiftPixy, Inc. *	5,390
1,369	Tintri, Inc. *	9,953
475	Veritone, Inc. *	5,562
		82,796
	TELECOMMUNICATIONS - 0.9%
324	Altice USA, Inc. *	10,465

	TRANSPORTATION - 1.3%
260	Schneider National, Inc.	5,816
400	International Seaways, Inc. *	8,668
		14,484

	TOTAL COMMON STOCK (Cost - $619,448)	680,512

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Value
	EXCHANGE TRADED FUND - 39.1%
	EQUITY FUND - 39.1%
7,370	First Trust US Equity Opportunities ETF	$439,916
	TOTAL EXCHANGE TRADED FUND (Cost - $413,106)	439,916

	SHORT-TERM INVESTMENTS - 2.4%
27,633	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class, 0.85% **	27,633
	TOTAL SHORT-TERM INVESTMENTS (Cost - $27,633)	27,633

	TOTAL INVESTMENTS - 102.0% (Cost - $1,060,187) (a)	$1,148,061
	LIABILITIES LESS OTHER ASSETS - (2.0)%	(23,608)
	NET ASSETS - 100.0%	$1,124,453

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

LP - Limited Partnership.

PLC - Public Liability Company.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $1,060,484 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$108,096
Unrealized depreciation:	(20,519)
Net unrealized appreciation:	$87,577

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST DYNAMIC ALPHA FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	COMMON STOCK - 97.3%
	AIRLINES - 4.6%
200,000	Southwest Airlines Co.	$12,428,000

	BANKS - 7.7%
100,000	Cullen/Frost Bankers, Inc.	9,391,000
200,000	SunTrust Banks, Inc.	11,344,000
		20,735,000
	BIOTECHNOLOGY - 2.2%
100,000	Bioverativ, Inc. *	6,017,000

	BUILDING MATERIALS - 2.8%
33,600	Martin Marietta Materials, Inc.	7,478,688

	CHEMICALS - 2.3%
77,000	El du Pont de Nemours & Co.	6,214,670

	COMMERCIAL SERVICES - 11.0%
63,420	Brink’s Co.	4,249,140
65,000	MarketAxess Holdings, Inc.	13,071,500
85,000	S&P Global, Inc.	12,409,150
		29,729,790
	COMPUTERS - 9.9%
68,000	Apple, Inc.	9,793,360
140,000	DXC Technology Co.	10,740,800
120,000	Leidos Holdings, Inc.	6,202,800
		26,736,960
	ELECTRIC - 3.6%
70,000	NextEra Energy, Inc.	9,809,100

	ELECTRONICS - 8.5%
365,000	Corning, Inc.	10,968,250
91,000	Honeywell International, Inc.	12,129,390
		23,097,640
	ENVIRONMENTAL CONTROL - 3.9%
143,000	Waste Management, Inc.	10,489,050

	HAND/ MACHINE TOOLS - 2.2%
65,000	Lincoln Electric Holdings, Inc.	5,985,850

	HEALTHCARE-PRODUCTS - 4.2%
55,000	Teleflex, Inc.	11,426,800

	INTERNET - 4.5%
12,500	Amazon.com, Inc. *	12,100,000

	LODGING - 4.5%
120,000	Marriott International, Inc.	12,037,200

	MACHINERY-DIVERSIFIED - 4.4%
85,000	IDEX Corp.	9,605,850
20,000	Nordson Corp.	2,426,400
		12,032,250

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST DYNAMIC ALPHA FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Value
	COMMON STOCK - 97.3% (Continued)
	SEMICONDUCTORS - 9.6%
60,000	KLA-Tencor Corp.	$5,490,600
145,000	Microchip Technology, Inc.	11,191,100
63,500	NVIDIA Corp.	9,179,560
		25,861,260
	SHIPBUILDING - 3.8%
55,000	Huntington Ingalls Industries, Inc.	10,238,800

	SOFTWARE - 7.6%
36,000	NetEase, Inc. - ADR	10,822,680
177,000	PTC, Inc. *	9,756,240
		20,578,920

	TOTAL COMMON STOCK (Cost - $223,067,725)	262,996,978

	SHORT-TERM INVESTMENTS - 2.7%
7,387,625	Federated Treasury Obligations Fund, Institutional Class, 0.36% **	7,387,625
	TOTAL SHORT-TERM INVESTMENTS (Cost - $7,387,625)	7,387,625

	TOTAL INVESTMENTS - 100.0% (Cost - $230,455,350) (a)	$270,384,603
	LIABILITIES LESS OTHER ASSETS - (0.0)%	(31,464)
	NET ASSETS - 100.0%	$270,353,139

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

ADR - American Depositary Receipt.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $230,455,350 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$40,259,612
Unrealized depreciation:	(330,359)
Net unrealized appreciation:	$39,929,253

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST BUYBACK STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	COMMON STOCK - 98.5%
	AEROSPACE/DEFENSE - 3.2%
1,700	L3 Technologies, Inc.	$284,036

	AIRLINES - 3.4%
5,700	Delta Air Lines, Inc.	306,318

	APPAREL - 3.4%
8,500	Michael Kors Holdings Ltd. *	308,125

	BANKS - 6.5%
4,400	Citigroup, Inc.	294,272
3,200	JPMorgan Chase & Co.	292,480
		586,752
	BUILDING MATERIALS - 3.2%
7,600	Masco Corp.	290,396

	CHEMCIALS - 3.3%
3,500	LyondellBasell Industries NV	295,365

	COMMERCIAL SERVICES - 7.1%
6,300	PayPal Holdings, Inc. *	338,121
9,100	Quanta Services, Inc. *	299,572
		637,693
	COMPUTERS - 6.3%
1,900	Apple, Inc.	273,638
4,700	DST Systems, Inc.	289,990
		563,628
	DISTRIBUTION/WHOLESALE - 2.5%
7,300	HD Supply Holdings, Inc. *	223,599

	DIVERSIFIED FINANCIAL SERVICES - 3.6%
10,700	Synchrony Financial	319,074

	ELECTRICAL COMPONENTS & EQUIPMENT - 3.5%
4,100	Belden, Inc.	309,263

	ENTERTAINMENT - 2.9%
11,700	IMAX Corp. *	257,400

	FOOD - 3.6%
7,600	Whole Foods Market, Inc.	320,036

	HEALTHCARE-PRODUCTS - 6.5%
1,700	IDEXX Laboratories, Inc. *	274,414
3,500	Medtronic PLC	310,625
		585,039
	INSURANCE - 9.8%
13,500	CNO Financial Group, Inc.	281,880
32,500	MBIA, Inc. *	306,475
6,200	Unum Group	289,106
		877,461

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST BUYBACK STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Value
	COMMON STOCK - 98.5% (Continued)
	INTERNET - 6.4%
14,600	Match Group, Inc. *	$253,748
24,000	New Media Investment Group, Inc.	323,520
		577,268
	MACHINERY-CONSTRUCTION & MINING - 3.6%
8,500	Terex Corp.	318,750

	MEDIA - 3.1%
5,200	AMC Networks, Inc. *	277,732

	OIL & GAS SERVICES - 3.2%
5,400	Marathon Petroleum Corp.	282,582

	REAL ESTATE INVESTMENT TRUSTS - 3.2%
11,000	Tanger Factory Outlet Centers, Inc.	285,780

	RETAIL - 7.0%
15,000	Michaels Cos., Inc. *	277,800
5,400	Restoration Hardware * +	348,408
		626,208
	SOFTWARE - 3.2%
2,700	Electronic Arts, Inc. *	285,444

	TOTAL COMMON STOCK (Cost - $8,612,186)	8,817,949

	SHORT-TERM INVESTMENTS - 1.6%
145,771	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class, 0.85% **	145,771
	TOTAL SHORT-TERM INVESTMENTS (Cost - $145,771)	145,771

	TOTAL INVESTMENTS - 100.1% (Cost - $8,757,957) (a)	$8,963,720
	LIABILITIES LESS OTHER ASSETS - (0.1)%	(10,658)
	NET ASSETS - 100.0%	$8,953,062

PLC - Public Limited Company

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

+	A portion of the security, is out on loan at June 30, 2017. Total loaned securities had a value of $335,504 on June 30, 2017.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $8,757,957 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$325,112
Unrealized depreciation:	(119,349)
Net unrealized appreciation:	$205,763

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	COMMON STOCK - 95.8%
	BANKS - 3.5%
3,000	JPMorgan Chase & Co.	$274,200

	BIOTECHNOLOGY - 4.7%
2,150	Amgen, Inc.	370,295

	BUILDING MATERIALS - 2.8%
5,100	Johnson Controls International PLC	221,136

	CHEMICALS - 2.6%
2,400	Eastman Chemical Co.	201,576

	DIVERSIFIED FINANCIAL SERVICES - 10.1%
600	BlackRock, Inc.	253,446
4,450	Intercontinental Exchange, Inc.	293,344
3,300	T Rowe Price Group, Inc.	244,893
		791,683
	ELECTRONICS - 3.9%
2,300	Honeywell International, Inc.	306,567

	HEALTHCARE-PRODUCTS - 3.4%
5,500	Abbott Laboratories	267,355

	HEALTHCARE-SERVICES - 3.3%
1,400	UnitedHealth Group, Inc.	259,588

	HOME FURNISHINGS - 3.2%
1,300	Whirlpool Corp.	249,106

	INSURANCE - 2.9%
4,100	MetLife, Inc.	225,254

	INTERNET - 1.6%
2,000	CDW Corp.	125,060

	LEISURE TIME - 5.2%
4,000	LCI Industries *	409,600

	MEDIA - 6.1%
2,500	Time Warner, Inc.	251,025
3,365	Scripps Networks Interactive, Inc.	229,863
		480,888
	PHARMACEUTICALS - 9.6%
3,800	AbbVie, Inc.	275,538
1,500	McKesson Corp.	246,810
1,400	Shire PLC - ADR	231,378
		753,726
	PIPELINES - 5.4%
8,100	Enterprise Products Partners LP	219,348
6,100	MPLX LP	203,740
		423,088

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Value
	COMMON STOCK - 95.8% (Continued)
	REAL ESTATE INVESTMENT TRUSTS - 9.9%
5,200	DuPont Fabros Technology, Inc.	$318,032
8,500	Starwood Property Trust, Inc.	190,315
3,900	Ventas, Inc.	270,972
		779,319
	RETAIL - 3.9%
2,600	CVS Health Corp.	209,196
1,700	Starbucks Corp.	99,127
		308,323
	SEMICONDUCTIORS - 3.6%
1,200	Broadcom Ltd.	279,660

	SOFTWARE - 3.2%
850	NetEase, Inc. - ADR	255,536

	TELECOMMUNICATIONS - 3.2%
8,000	Cisco Systems, Inc.	250,400

	TRANSPORTATION - 3.7%
1,350	FedEx Corp.	293,395

	TOTAL COMMON STOCK (Cost - $6,373,462)	7,525,755

	TOTAL INVESTMENTS - 95.8% (Cost - $6,373,462) (a)	$7,525,755
	OTHER ASSETS LESS LIABILITIES - 4.2%	328,062
	NET ASSETS - 100.0%	$7,853,817

ADR - American Deporitory Receipt.

LP - Limited Partnership.

PLC - Public Liability Company

*	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $6,428,939 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,326,000
Unrealized depreciation:	(229,184)
Net unrealized appreciation:	$1,096,816

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/LYONS TACTICAL ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	COMMON STOCK - 98.5%
	ADVERTISING - 3.9%
44,594	Omnicom Group, Inc.	$3,696,843

	AEROSPACE/DEFENSE - 8.7%
21,690	Boeing Co.	4,289,198
14,233	Lockheed Martin Corp.	3,951,223
		8,240,421
	AIRLINES - 3.9%
41,649	Alaska Air Group, Inc.	3,738,414

	AUTO PARTS - 4.1%
42,380	Genuine Parts Co.	3,931,169

	BIOTECHNOLOGY - 4.2%
56,709	Gilead Sciences, Inc.	4,013,863

	COMMERCIAL SERVICES - 7.9%
80,040	Robert Half International, Inc.	3,836,317
192,724	Western Union Co.	3,671,392
		7,507,709
	COMPUTERS - 3.5%
21,787	International Business Machines Corp.	3,351,494

	ELECTRICAL COMPONENTS & EQUIPMENT - 3.7%
183,410	Gentex Corp.	3,479,288

	FOOD - 3.7%
66,912	Campbell Soup Co.	3,489,461

	HAND/MACHINE TOOLS - 3.8%
22,932	Snap-on, Inc.	3,623,256

	HOUSEHOLD PRODUCTS/WARES - 4.2%
76,231	Church & Dwight Company, Inc.	3,954,864

	MEDIA - 3.5%
49,039	Scripps Networks Interactive, Inc.	3,349,854

	MISCELLANEOUS MANUFACTURER - 4.1%
85,207	Donaldson Company, Inc.	3,880,327

	RESTAURANT - 4.4%
45,879	Darden Restaurants, Inc.	4,149,297

	RETAIL - 23.2%
78,820	Best Buy Company, Inc.	4,518,751
48,816	CVS Health Corp.	3,927,735
55,349	Dollar General Corp.	3,990,109
33,231	Foot Locker, Inc.	1,637,624
26,061	Home Depot, Inc.	3,997,757
52,986	Wal-Mart Stores, Inc.	4,009,981
		22,081,957
	SEMICONDUCTORS - 7.7%
40,045	KLA-Tencor Corp.	3,664,518
47,567	Texas Instruments, Inc.	3,659,329
		7,323,847

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/LYONS TACTICAL ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Value
	COMMON STOCK - 98.5% (Continued)
	TRANSPORTATION - 4.0%
67,788	Expeditors International of Washington, Inc.	$3,828,666

	TOTAL COMMON STOCK (Cost - $86,648,538)	93,640,730

	SHORT-TERM INVESTMENTS - 1.5%
1,400,228	Federated Government Obligations Fund, Institutional Shares, 0.40% *	1,400,228
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,400,228)	1,400,228

	TOTAL INVESTMENTS - 100.0% (Cost - $88,048,766) (a)	$95,040,958
	OTHER ASSETS LESS LIABILITIES - 0.0%	9,471
	NET ASSETS - 100.0%	$95,050,429

*	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $88,654,490 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$9,912,175
Unrealized depreciation:	(3,525,707)
Net unrealized appreciation:	$6,386,468

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	COMMON STOCK - 87.1%
	AEROSPACE/DEFENSE - 4.2%
145,000	Kratos Defense & Security Solutions, Inc. *	$1,721,150

	AGRICULTURE - 7.7%
14,000	Bunge Ltd.	1,044,400
23,500	Imperial Brands PLC - ADR	1,074,890
29,000	Swedish Match AB	1,020,126
		3,139,416
	BEVERAGES - 5.8%
925,000	Capevin Holdings Ltd.	638,905
8,000	Diageo PLC - ADR	958,640
500,000	Marston’s PLC	792,360
		2,389,905
	CHEMICALS - 1.1%
20,000	Mosaic Co.	456,600

	COMPUTERS - 1.7%
39,500	VeriFone Systems, Inc. *	714,950

	DIVERSIFIED FINANCIAL SERVICES - 1.7%
74,028	JSE Ltd.	692,171

	ENTERTAINMENT- 1.5%
32,500	Parques Reunidos Servicios Centrales SAU *	609,396

	ENVIRONMENTAL CONTROL - 3.4%
30,200	Tetra Tech, Inc.	1,381,650

	FOOD - 11.6%
21,000	Bob Evans Farms, Inc.	1,508,430
19,000	Campbell Soup Co.	990,850
13,550	Nestle SA - ADR	1,181,560
30,307	Snyder’s-Lance, Inc.	1,049,228
		4,730,068
	HEALTHCARE-PRODUCTS - 1.9%
690,000	Asaleo Care Ltd.	778,019

	HOUSEHOLD PRODUCTS/WARES - 2.2%
43,000	Reckitt Benckiser Group PLC - ADR	890,100

	INTERNET - 5.2%
37,000	eBay, Inc. *	1,292,040
30,000	Symantec Corp. +	847,500
		2,139,540
	INVESTMENT COMPANIES - 1.5%
8,175	Pargesa Holding SA	622,739

	MEDIA - 3.1%
32,500	Discovery Communications, Inc. *	819,325
20,000	Vivendi SA	444,587
		1,263,912
	OIL & GAS - 1.7%
8,700	Exxon Mobil Corp.	702,351

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Value
	COMMON STOCK - 87.1% (Continued)
	PHARMACEUTICALS - 9.9%
9,800	Johnson & Johnson	$1,296,442
14,850	Novartis AG - ADR	1,239,530
31,900	Sanofi - ADR	1,528,329
		4,064,301
	RETAIL - 3.6%
95,500	Wendy’s Co.	1,481,205

	SEMICONDUCTORS - 3.8%
52,500	Micron Technology, Inc. *	1,567,650

	SOFTWARE - 3.2%
19,000	Microsoft Corp.	1,309,670

	TELECOMMUNICATIONS - 12.3%
20,000	Ciena Corp. *	500,400
32,500	Cisco Systems, Inc. +	1,017,250
175,000	Nokia OYJ +	1,078,000
70,000	Orange SA - ADR	1,118,600
45,700	Vodafone Group PLC - ADR	1,312,961
		5,027,211

	TOTAL COMMON STOCK (Cost - $29,970,080)	35,682,004

	MUTUAL FUND - 2.7%
	CLOSED-END FUND - 2.7%
90,500	Central Fund of Canada Ltd.	1,115,865
	TOTAL MUTUAL FUND (Cost - $1,214,802)	1,115,865

	SHORT-TERM INVESTMENTS - 9.9%
4,037,220	Fidelity Investments Money Market Funds Government Portfolio, Institutional Class, 0.85% **	4,037,220
	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,037,220)	4,037,220

	TOTAL INVESTMENTS - 99.7% (Cost - $35,222,102) (b)	$40,835,089
	OTHER ASSETS LESS LIABILITIES - 0.3%	103,634
	NET ASSETS - 100.0%	$40,938,723

Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN - (0.0)% *
85	Cisco Systems, Inc.	07/21/2017 - $35.00	$85
500	Nokia OYJ	01/19/2018 - $7.00	13,500
300	Symantec Corp.	07/21/2017 - $30.00	4,200
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $64,905) (b)		$17,785

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for and is subject to call options written.

**	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

ADR - American Depositary Receipt.

PLC - Public Liability Company.

(a)	One contract is equivalent to 100 shares of the underlying common stock.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written, is $35,219,934 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$6,544,956
Unrealized depreciation:	(947,586)
Net unrealized appreciation:	$5,597,370

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MLP & INFRASTRUCTURE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	COMMON STOCK - 99.8%
	GAS - 4.4%
142,794	Western Gas Equity Partners LP	$6,142,998

	MINING - 7.4%
451,519	Smart Sand, Inc. *	4,023,034
176,054	US Silica Holdings, Inc.	6,248,157
		10,271,191
	OIL & GAS - 0.7%
25,282	EQT GP Holdings LP	762,252
1,301	Marathon Petroleum Corp.	68,082
853	Phillips 66	70,535
836	Tesoro Corp.	78,250
1,005	Valero Energy Corp.	67,797
		1,046,916
	OIL & GAS SERVICES - 4.6%
563,838	Archrock, Inc.	6,427,753

	PIPELINES - 82.7%
899	Buckeye Partners LP	57,473
70,501	Cheniere Energy, Inc. *	3,434,104
263,546	Crestwood Equity Partners LP	6,193,331
122,246	Enbridge, Inc.	4,866,613
361,370	Energy Transfer Equity LP	6,490,205
773,965	EnLink Midstream LLC	13,621,784
4,837	Enterprise Products Partners LP	130,986
607,171	Kinder Morgan, Inc.	11,633,397
868	Magellan Midstream Partners LP	61,862
425,776	NuStar GP Holdings LLC	10,410,223
116,033	ONEOK, Inc.	6,052,281
147,932	Pembina Pipeline Corp.	4,899,508
525,011	Plains GP Holdings LP	13,734,288
210,248	SemGroup Corp.	5,676,696
241,898	Tallgrass Energy GP LP	6,151,466
262,356	Targa Resources Corp.	11,858,491
90,618	TransCanada Corp.	4,319,760
196,354	Williams Cos., Inc.	5,945,599
		115,538,067

	TOTAL COMMON STOCK (Cost - $140,995,819)	139,426,925

	SHORT-TERM INVESTMENTS - 0.3%
398,302	Federated US Treasury Cash Reserves, 0.51% **	398,302
	TOTAL SHORT-TERM INVESTMENTS (Cost - $398,302)	398,302

	TOTAL INVESTMENTS - 100.1% (Cost - $141,394,121) (a)	$139,825,227
	LIABILITIES LESS OTHER ASSETS - (0.1)%	(121,477)
	NET ASSETS - 100.0%	$139,703,750

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

LLC - Limited Liability Company

LP - Limited Partnership

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $143,643,321 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$11,079,278
Unrealized depreciation:	(14,897,372)
Net unrealized depreciation:	$(3,818,094)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2017

	Catalyst			Catalyst
	Small-Cap Insider	Catalyst Insider	Catalyst IPOx	Dynamic Alpha	Catalyst Buyback
	Buying Fund	Buying Fund	Allocation Fund	Fund	Strategy Fund
ASSETS:
Investment in Securities, at Cost	$18,264,600	$62,271,767	$1,060,187	$230,455,350	$8,757,957
Investments in securities, at value (including $0, $0, $0, $0, $335,504 of securities loaned)	$19,570,012	$67,936,396	$1,148,061	$270,384,603	$8,963,720
Cash	—	—	—	—	342,904
Receivable for securities sold	—	—	26,138	—	86 9,399
Receivable for Fund shares sold	23,377	2,435	500	549,831	—
Dividends and interest receivable	3,607	30,441	389	51,727	1,656
Due from Manager	—	—	4,964	—	—
Prepaid expenses and other assets	36,503	31,706	10,587	38,134	36,478
Total Assets	19,633,499	68,000,978	1,190,639	271,024,295	10,214,157

LIABILITIES:
Management fees payable	11,896	153,027	—	212,064	4,770
Payable upon return of securities loaned (Note 1)	—	—	—	—	342,904
Payable for securities purchased	100,371	—	45,100	—	887,104
Payable for Fund shares redeemed	11,209	82,891	1, 000	172,343	—
Administration fees payable	1,013	4,730	686	11,253	1,023
Trustee fee payable	2,522	2,530	2,526	2,525	2,526
Compliance Officer fees payable	—	3	—	19	—
Accrued 12b-1 fees	9,710	61,486	761	209,079	4,840
Accrued expenses and other liabilities	35,993	35,752	16,113	63,873	17,928
Total Liabilities	172,714	340,419	66,186	671,156	1,261,095

Net Assets	$19,460,785	$67,660,559	$1,124,453	$270,353,139	$8,953,062

NET ASSETS CONSIST OF:
Paid in capital	$51,413,730	$90,876,209	$1,007,917	$227,065,401	$7,757,880
Undistributed net investment income (loss)	(66,299)	64,960	48	25,898	—
Accumulated net realized gain (loss) on investments	(33,192,058)	(28,945,239)	28,614	3,332,587	989,419
Net unrealized appreciation (depreciation) on investments	1,305,412	5,664,629	87,874	39,929,253	205,763
Net Assets	$19,460,785	$67,660,559	$1,124,453	$270,353,139	$8,953,062

Class A
Net Assets	$11,144,787	$36,803,532	$530,184	$136,716,780	$3,467,236
Shares of beneficial interest outstanding (a)	798,148	2,380,785	41,710	6,961,611	293,491
Net asset value per share	$13.96	$15.46	$12.71	$19.64	$11.81
Maximum offering price per share (b)	$14.81	$16.40	$13.49	$20.84	$12.53
Minimum redemption price per share (c)	$13.82	$15.31	$12.58	$19.44	$11.69

Class C
Net Assets	$3,942,926	$18,030,176	$45,011	$42,815,488	$4,244,075
Shares of beneficial interest outstanding (a)	294,623	1,173,669	3,591	2,279,075	365,244
Net asset value, offering price and redemption price per share	$13.38	$15.36	$12.54	$18.79	$11.62

Class I
Net Assets	$4,373,072	$12,826,851	$549,258	$90,820,871	$1,241,751
Shares of beneficial interest outstanding (a)	311,908	823,784	43,064	4,593,544	104,716
Net asset value, offering price and redemption price per share	$14.02	$15.57	$12.75	$19.77	$11.86

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

(d)	NAV does not recalculate due to rounding of shares

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2017

	Catalyst/Groesbeck	Catalyst/Lyons
	Growth of	Tactical	Catalyst/MAP	Catalyst MLP &
	Income Fund	Allocation Fund	Global Equity Fund	Infrastructure Fund
ASSETS:
Investment in Securities, at Cost	$6,373,462	$88,048,766	$35,222,102	$141,394,121
Investment in Securities, at Value	$7,525,755	$95,040,958	$40,835,089	$139,825,227
Cash	557,157	300,133	—	163,379
Receivable for securities sold	4,272	—	—	199,902
Receivable for Fund shares sold	—	58,103	15,000	265,411
Dividends and interest receivable	10,355	80,686	218,491	94,586
Due from Manager	2,938	—	—	—
Prepaid expenses and other assets	17,776	38,237	32,553	55,568
Total Assets	8,118,253	95,518,117	41,101,133	140,604,073

LIABILITIES:
Options written (premiums received $0, $0, $64,905, $0)	—	—	17,785	—
Management fees payable	—	132,277	32,507	78,847
Payable for securities purchased	228,527	—	—	708,830
Payable for Fund shares redeemed	—	224,892	50,607	23,172
Administration fees payable	1,121	4,841	3,263	6,721
Trustee fee payable	2,529	2,522	2,522	2,520
Compliance Officer fees payable	—	94	—	358
Accrued 12b-1 fees	16,642	72,951	31,089	49,405
Accrued expenses and other liabilities	15,617	30,111	24,637	30,470
Total Liabilities	264,436	467,688	162,410	900,323

Net Assets	$7,853,817	$95,050,429	$40,938,723	$139,703,750

NET ASSETS CONSIST OF:
Paid in capital	$6,353,473	$89,784,676	$34,534,423	$143,520,554
Undistributed net investment income (loss)	32,751	798,130	439,025	3,540,436
Accumulated net realized gain (loss) on investments and options written	315,300	(2,524,569)	307,180	(5,789,636)
Net unrealized appreciation (depreciation) on investments and options written	1,152,293	6,992,192	5,658,095	(1,567,604)
Net Assets	$7,853,817	$95,050,429	$40,938,723	$139,703,750

Class A
Net Assets	$5,657,666	$45,594,806	$22,381,169	$50,307,268
Shares of beneficial interest outstanding (a)	559,182	3,066,494	1,539,157	8,011,989
Net asset value per share	$10.12	$14.87	$14.54	$6.28
Maximum offering price per share (b)	$10.74	$15.78	$15.43	$6.66
Minimum redemption price per share (c)	$10.02	$14.72	$14.39	$6.22

Class C
Net Assets	$293,539	$27,279,829	$11,523,793	$18,159,733
Shares of beneficial interest outstanding (a)	29,717	1,865,896	801,861	2,893,097
Net asset value, offering price and redemption price per share	$9.88	$14.62	$14.37	$6.28

Class I
Net Assets	$1,902,612	$22,175,794	$7,033,761	$71,236,749
Shares of beneficial interest outstanding (a)	187,094	1,491,658	483,590	11,323,165
Net asset value, offering price and redemption price per share	$10.17	$14.87	$14.54	$6.29

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2017

	Catalyst	Catalyst		Catalyst
	Small-Cap Insider	Insider	Catalyst IPOx	Dynamic Alpha	Catalyst Buyback
	Buying Fund	Buying Fund	Allocation Fund	Fund	Strategy Fund
Investment Income:
Dividend income	$537,108	$1,829,098	$4,632	$3,058,377	$145,607
Interest income	3,041	4,847	327	22,355	630
Securities lending - net	3,835	—	—	—	710
Foreign tax withheld	—	—	(4)	(207)	—
Total Investment Income	543,984	1,833,945	4,955	3,080,525	146,947

Operating Expenses:
Investment management fees	302,465	945,634	9,407	1,932,622	101,695
12b-1 Fees:
Class A	37,101	137,692	803	284,896	9,812
Class C	52,618	244,505	119	342,275	44,802
Administration fees	11,959	31,397	6,537	58,446	7,741
Management services fees	11,754	27,287	5,136	50,725	7,343
Registration fees	38,010	45,428	6,145	46,175	31,831
Networking fees	38,244	62,209	18	122,522	111
Audit fees	12,251	12,251	12,261	10,726	12,255
Custody fees	8,691	11,952	4,803	19,942	5,160
Printing expense	8,263	14,035	2,559	26,642	6,499
Compliance officer fees	6,009	7,856	5,357	15,693	8,821
Trustees’ fees	7,767	7,792	7,841	7,768	7,768
Legal fees	5,610	6,705	5,022	12,502	6,036
Insurance expense	551	3,300	4	2,799	—
Miscellaneous expense	619	905	1,698	824	587
Total Operating Expenses	541,912	1,558,948	67,710	2,934,557	250,461
Less: Expenses waived/reimbursed by Manager	(89,693)	—	(55,830)	(177,113)	(68,815)
Net Operating Expenses	452,219	1,558,948	11,880	2,757,444	181,646

Net Investment Income (Loss)	91,765	274,997	(6,925)	323,081	(34,699)

Realized and Unrealized Gain on Investments:
Net realized gain (loss) from:
Investments	4,163,911	13,424,185	65,901	13,587,690	1,902,888
Net realized gain	4,163,911	13,424,185	65,901	13,587,690	1,902,888

Net change in unrealized appreciation (depreciation) on:
Investments	(1,051,078)	384,909	60,167	17,412,783	389,783
Net change in unrealized appreciation (depreciation)	(1,051,078)	384,909	60,167	17,412,783	389,783

Net Realized and Unrealized Gain on Investments	3,112,833	13,809,094	126,068	31,000,473	2,292,671

Net Increase in Net Assets Resulting From Operations	$3,204,598	$14,084,091	$119,143	$31,323,554	$2,257,972

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year Ended June 30, 2017

	Catalyst/Groesbeck	Catalyst/Lyons	Catalyst/MAP	Catalyst MLP &
	Growth of	Tactical Allocation	Global Equity	Infrastructure
	Income Fund	Fund	Fund	Fund
Investment Income:
Dividend Income	$213,123	$2,515,241	$1,074,338	$5,238,353
Interest Income	3,337	6,829	11,033	730
Foreign tax withheld	(2)	—	(60,097)	(68,702)
Total Investment Income	216,458	2,522,070	1,025,274	5,170,381

Operating Expenses:
Investment management fees	96,166	1,276,106	342,675	1,286,501
12b-1 fees:
Class A	15,446	130,565	57,357	98,818
Class C	3,546	317,689	78,192	125,251
Administration fees	8,261	34,522	17,655	31,830
Management services fees	7,108	28,979	12,792	29,442
Registration fees	21,348	46,047	35,706	36,768
Networking fees	2,703	46,831	20,940	78,172
Audit fees	12,251	12,251	14,251	12,249
Custody fees	5,171	10,481	6,984	15,326
Printing expense	2,992	10,999	5,917	36,363
Compliance officer fees	10,062	11,959	9,014	13,072
Trustees’ fees	7,774	7,768	7,768	8,099
Legal fees	5,895	8,525	5,618	7,502
Insurance expense	133	2,201	536	321
Miscellaneous expense	1,189	662	880	4,182
Total Operating Expenses	200,045	1,945,585	616,285	1,783,896
Less: Expenses waived by Manager	(75,616)	(222,067)	(36,543)	(115,260)
Net Operating Expenses	124,429	1,723,518	579,742	1,668,636

Net Investment Income	92,029	798,552	445,532	3,501,745

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	2,002,064	7,155,898	322,953	4,691,279
Options written	—	—	(6,280)	—
Foreign currency transactions	—	—	(2,643)	15,349
Net realized gain (loss)	2,002,064	7,155,898	314,030	4,706,628

Net change in unrealized appreciation (depreciation) on:
Investments	(486,282)	6,834,372	4,933,788	(9,670,142)
Options written	—	—	50,432	—
Foreign currency translations	—	—	2,583	1,171
Net change in unrealized appreciation (depreciation)	(486,282)	6,834,372	4,986,803	(9,668,971)

Net Realized and Unrealized Gain (Loss) on Investments	1,515,782	13,990,270	5,300,833	(4,962,343)

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,607,811	$14,788,822	$5,746,365	$(1,460,598)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

	Catalyst Small-Cap Insider Buying Fund		Catalyst Insider Buying Fund		Catalyst IPOx Allocation Fund (a)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Operations:
Net investment income (loss)	$91,765	$13,693	$274,997	$(864,463)	$(6,925)	$(1,624)
Net realized gain (loss) on investments	4,163,911	(17,570,108)	13,424,185	(38,720,923)	65,901	(24,330)
Net change in unrealized appreciation (depreciation) on investments	(1,051,078)	4,982,558	384,909	3,046,582	60,167	27,707
Net increase (decrease) in net assets resulting from operations	3,204,598	(12,573,857)	14,084,091	(36,538,804)	119,143	1,753

Distributions to Shareholders from:
Net investment income
Class A	(100,069)	(147,064)	—	—	—	—
Class C	—	—	—	—	—	—
Class I	(37,545)	(112,001)	—	—	—	—
Net realized gains
Class A	—	—	—	—	(1,607)	—
Class C	—	—	—	—	(79)	—
Class I	—	—	—	—	(3,172)	—

Total distributions to shareholders	(137,614)	(259,065)	—	—	(4,858)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	877,721	1,656,392	1,380,640	8,974,910	594,368	145,982
Class C	259,818	300,809	264,097	1,775,599	40,202	3,215
Class I	2,088,115	1,635,540	4,306,979	8,031,546	834,304	135,312
Reinvestment of distributions
Class A	84,770	125,403	—	—	1,607	—
Class C	—	—	—	—	65	—
Class I	30,012	103,364	—	—	696	—
Cost of shares redeemed
Class A	(9,106,981)	(18,568,798)	(54,207,977)	(133,619,294)	(231,111)	(37,575)
Class C	(3,197,742)	(5,259,572)	(18,773,172)	(27,342,407)	(10)	—
Class I	(2,364,604)	(9,930,554)	(13,147,909)	(50,795,281)	(478,359)	(281)
Net increase (decrease) in net assets from share transactions of beneficial interest	(11,328,891)	(29,937,416)	(80,177,342)	(192,974,927)	761,762	246,653

Total Increase (Decrease) in Net Assets	(8,261,907)	(42,770,338)	(66,093,251)	(229,513,731)	876,047	248,406

Net Assets:
Beginning of year/period	27,722,692	70,493,030	133,753,810	363,267,541	248,406	—
End of year/period*	$19,460,785	$27,722,692	$67,660,559	$133,753,810	$1,124,453	$248,406
* Includes undistributed net investment income (loss) at end of year/period of:	$(66,299)	$138,252	$64,960	$(468,091)	$48	$(1,218)

Share Activity:
Class A
Shares Sold	64,430	131,796	98,085	638,206	49,701	14,545
Shares Reinvested	6,016	10,390	—	—	140	—
Shares Redeemed	(673,336)	(1,478,622)	(3,840,324)	(9,745,894)	(18,390)	(4,286)
Net increase (decrease) in shares of Beneficial interest	(602,890)	(1,336,436)	(3,742,239)	(9,107,688)	31,451	10,259

Class C
Shares Sold	19,093	25,096	18,866	124,641	3,268	318
Shares Reinvested	—	—	—	—	6	—
Shares Redeemed	(247,106)	(438,747)	(1,330,468)	(1,998,679)	(1)	—
Net increase (decrease) in shares of Beneficial interest	(228,013)	(413,651)	(1,311,602)	(1,874,038)	3,273	318

Class I
Shares Sold	151,407	125,703	295,376	567,418	68,547	13,668
Shares Reinvested	2,124	8,528	—	—	61	—
Shares Redeemed	(175,158)	(781,276)	(924,598)	(3,652,151)	(39,183)	(29)
Net increase (decrease) in shares of Beneficial interest	(21,627)	(647,045)	(629,222)	(3,084,733)	29,425	13,639

(a)	The Catalyst IPOx Allocation Fund commenced operations on September 30, 2015.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

					Catalyst/Groesbeck
	Catalyst Dynamic Alpha Fund		Catalyst Buyback Strategy Fund		Growth of Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Operations:
Net investment income (loss)	$323,081	$(287,542)	$(34,699)	$95,459	$92,029	$190,164
Net realized gain (loss) on investments	13,587,690	(10,417,576)	1,902,888	(698,273)	2,002,064	1,017,153
Net change in unrealized appreciation (depreciation) on investments	17,412,783	10,788,756	389,783	278,256	(486,282)	(3,272,433)
Net increase (decrease) in net assets resulting from operations	31,323,554	83,638	2,257,972	(324,558)	1,607,811	(2,065,116)

Distributions to Shareholders from:
Net investment income
Class A	—	—	(9,449)	(35,084)	(114,401)	(122,290)
Class C	—	—	—	(2,641)	(4,862)	(136)
Class I	—	—	(10,096)	(18,296)	(10,061)	(68,929)
Net realized gains
Class A	—	(1,532,117)	—	—	(1,980,772)	(1,171,658)
Class C	—	(351,750)	—	—	(112,514)	(38,835)
Class I	—	(490,061)	—	—	(206,172)	(301,787)

Total distributions to shareholders	—	(2,373,928)	(19,545)	(56,021)	(2,428,782)	(1,703,635)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	75,394,699	58,748,956	66,260	254,607	2,863,171	1,808,279
Class C	23,264,669	20,859,456	141,286	583,813	11,083	2,275
Class I	75,144,516	27,580,364	249,214	316,775	6,054,289	6,558,303
Reinvestment of distributions
Class A	—	1,331,201	6,651	25,662	1,942,513	1,222,826
Class C	—	340,609	—	2,114	97,771	31,627
Class I	—	457,220	6,950	12,409	216,233	351,718
Cost of shares redeemed
Class A	(50,336,130)	(76,974,142)	(1,576,466)	(1,207,354)	(7,279,482)	(7,883,287)
Class C	(14,112,926)	(6,003,220)	(1,585,229)	(1,370,594)	(174,962)	(73,485)
Class I	(17,582,434)	(25,168,458)	(1,227,200)	(1,278,713)	(13,249,225)	(1,498,593)
Net increase (decrease) in net assets from share transactions of beneficial interest	91,772,394	1,171,986	(3,918,534)	(2,661,281)	(9,518,609)	519,663

Total Increase (Decrease) in Net Assets	123,095,948	(1,118,304)	(1,680,107)	(3,041,860)	(10,339,580)	(3,249,088)

Net Assets:
Beginning of year/period	147,257,191	148,375,495	10,633,169	13,675,029	18,193,397	21,442,485
End of year/period*	$270,353,139	$147,257,191	$8,953,062	$10,633,169	$7,853,817	$18,193,397
* Includes undistributed net investment loss at end of year/period of:	$25,898	$(200,614)	$—	$18,500	$32,751	$—

Share Activity:
Class A
Shares Sold	4,129,729	3,666,725	6,063	26,910	265,932	133,135
Shares Reinvested	—	82,021	613	2,780	206,741	98,170
Shares Redeemed	(2,776,385)	(4,944,078)	(145,004)	(129,348)	(613,909)	(610,085)
Net increase (decrease) in shares of Beneficial interest	1,353,344	(1,195,332)	(138,328)	(99,658)	(141,236)	(378,780)

Class C
Shares Sold	1,310,752	1,353,437	13,054	62,040	1,075	174
Shares Reinvested	—	21,681	—	230	10,659	2,592
Shares Redeemed	(806,085)	(398,136)	(151,255)	(147,213)	(15,107)	(5,797)
Net increase (decrease) in shares of Beneficial interest	504,667	976,982	(138,201)	(84,943)	(3,373)	(3,031)

Class I
Shares Sold	3,972,373	1,719,489	23,040	33,658	497,724	512,050
Shares Reinvested	—	28,085	639	1,339	22,802	28,142
Shares Redeemed	(957,975)	(1,641,960)	(109,860)	(138,264)	(1,002,457)	(116,647)
Net increase (decrease) in shares of Beneficial interest	3,014,398	105,614	(86,181)	(103,267)	(481,931)	423,545

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/Lyons Tactical
	Allocation Fund		Catalyst/MAP Global Equity Fund		Catalyst MLP & Infrastructure Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Operations:
Net investment income	$798,552	$1,159,706	$445,532	$390,463	$3,501,745	$1,194,751
Net realized gain (loss) on investments	7,155,898	(8,690,807)	314,030	458,748	4,706,628	(7,966,279)
Net change in unrealized appreciation (depreciation) on investments	6,834,372	4,344,232	4,986,803	(594,419)	(9,668,971)	8,493,337
Net increase (decrease) in net assets resulting from operations	14,788,822	(3,186,869)	5,746,365	254,792	(1,460,598)	1,721,809

Distributions to Shareholders from:
Net investment income
Class A	(708,771)	(424,848)	(248,822)	(260,155)	(1,302,555)	(298,477)
Class C	(164,333)	(24,861)	(27,250)	(22,822)	(337,778)	(58,422)
Class I	(285,453)	(182,794)	(39,847)	(4,264)	(1,418,068)	(288,992)
Net realized gains
Class A	—	(5,444,002)	(120,872)	—	—	—
Class C	—	(2,835,214)	(37,420)	—	—	—
Class I	—	(1,526,605)	(15,796)	—	—	—
Return of capital
Class A	—	—	—	—	(2,489,798)	(857,705)
Class C	—	—	—	—	(788,186)	(223,053)
Class I	—	—	—	—	(3,649,364)	(885,722)

Total distributions to shareholders	(1,158,557)	(10,438,324)	(490,007)	(287,241)	(9,985,749)	(2,612,371)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	8,999,391	10,601,009	6,447,887	3,290,665	46,083,194	22,475,779
Class C	5,753,309	6,251,601	4,926,784	1,621,627	15,062,112	5,377,028
Class I	13,744,020	9,467,346	5,603,422	1,047,138	72,688,906	20,145,801
Reinvestment of distributions
Class A	645,716	5,546,664	261,829	173,339	2,481,756	941,353
Class C	149,048	2,738,733	54,534	18,266	802,265	206,079
Class I	274,838	1,689,300	37,285	2,518	4,558,112	1,099,375
Cost of shares redeemed
Class A	(27,105,271)	(46,624,354)	(10,132,371)	(5,124,818)	(17,779,074)	(7,376,063)
Class C	(16,616,329)	(12,368,311)	(1,400,413)	(1,800,692)	(2,520,768)	(631,988)
Class I	(8,465,955)	(21,666,678)	(510,212)	(193,012)	(21,392,477)	(5,617,262)
Net increase (decrease) in net assets from share transactions of beneficial interest	(22,621,233)	(44,364,690)	5,288,745	(964,969)	99,984,026	36,620,102

Total Increase (Decrease) in Net Assets	(8,990,968)	(57,989,883)	10,545,103	(997,418)	88,537,679	35,729,540

Net Assets:
Beginning of year/period	104,041,397	162,031,280	30,393,620	31,391,038	51,166,071	15,436,531
End of year/period*	$95,050,429	$104,041,397	$40,938,723	$30,393,620	$139,703,750	$51,166,071
* Includes undistributed net investment income (loss) at end of year/period of:	$798,130	$1,158,135	$439,025	$304,006	$3,540,436	$484,259

Share Activity:
Class A
Shares Sold	626,638	768,214	473,589	272,792	6,577,467	3,751,984
Shares Reinvested	44,810	431,984	20,313	14,665	364,395	167,285
Shares Redeemed	(1,896,576)	(3,504,290)	(745,356)	(425,791)	(2,536,613)	(1,108,405)
Net increase (decrease) in shares of Beneficial interest	(1,225,128)	(2,304,092)	(251,454)	(138,334)	4,405,249	2,810,864

Class C
Shares Sold	402,625	467,517	350,952	133,812	2,163,584	924,491
Shares Reinvested	10,474	216,159	4,257	1,555	117,846	36,951
Shares Redeemed	(1,179,940)	(938,669)	(104,824)	(150,087)	(370,631)	(107,886)
Net increase (decrease) in shares of Beneficial interest	(766,841)	(254,993)	250,385	(14,720)	1,910,799	853,556

Class I
Shares Sold	945,860	695,294	412,621	84,540	10,247,683	3,645,523
Shares Reinvested	19,099	131,668	2,893	213	665,224	193,724
Shares Redeemed	(591,763)	(1,613,322)	(37,891)	(15,388)	(3,098,019)	(960,136)
Net increase (decrease) in shares of Beneficial interest	373,196	(786,360)	377,623	69,365	7,814,888	2,879,111

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Small-Cap Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013

Net asset value, beginning of year	$12.39	$15.23	$18.31		$13.28	$11.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.07	0.02	0.07		0.18	0.19
Net realized and unrealized gain (loss) on investments	1.59	(2.78)	(3.14)		4.97	2.54
Total from investment operations	1.66	(2.76)	(3.07)		5.15	2.73
LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.08)	(0.01)		(0.12)	(0.50)
From net realized gains on investments	—	—	—		—	—
Total distributions	(0.09)	(0.08)	(0.01)		(0.12)	(0.50)
Net asset value, end of year	$13.96	$12.39	$15.23		$18.31	$13.28
Total return (B)	13.38%	(18.13)%	(16.74	)% (C)	38.94%	25.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$11,145	$17,356	$41,704		$71,084	$28,433
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.13%	1.95%	1.79%		1.84%	1.86%
Expenses, net waiver and reimbursement (D)	1.75%	1.75%	1.68%		1.55%	1.55%
Net investment income (loss), before waiver and reimbursement (D)(E)	0.14%	(0.06)%	0.33%		0.82%	1.33%
Net investment income, net waiver and reimbursement (D)(E)	0.51%	0.14%	0.44%		1.11%	1.64%
Portfolio turnover rate	228%	189%	214%		231%	117%

	Class C
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013

Net asset value, beginning of year	$11.89	$14.63	$17.71		$12.87	$10.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.03)	(0.07)	(0.05)		0.05	0.10
Net realized and unrealized gain (loss) on investments	1.52	(2.67)	(3.03)		4.83	2.47
Total from investment operations	1.49	(2.74)	(3.08)		4.88	2.57
LESS DISTRIBUTIONS:
From net investment income	—	—	—		(0.04)	(0.40)
From net realized gains on investments	—	—	—		—	—
Total distributions	—	—	—		(0.04)	(0.40)
Net asset value, end of year	$13.38	$11.89	$14.63		$17.71	$12.87
Total return (B)	12.53%	(18.73)%	(17.39	)% (C)	37.92%	24.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,943	$6,213	$13,702		$17,503	$7,870
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.88%	2.70%	2.54%		2.59%	2.61%
Expenses, net waiver and reimbursement (D)	2.50%	2.50%	2.43%		2.30%	2.30%
Net investment income (loss), before waiver and reimbursement (D,E)	(0.61)%	(0.80)%	0.42%		0.05%	0.58%
Net investment income (loss), net waiver and reimbursement (D,E)	(0.24)%	(0.60)%	0.31%		0.34%	0.89%
Portfolio turnover rate	228%	189%	214%		231%	117%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Small-Cap Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013

Net asset value, beginning of year	$12.46	$15.39	$18.47		$13.39	$11.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.10	0.05	0.13		0.23	0.22
Net realized and unrealized gain (loss) on investments	1.60	(2.82)	(3.17)		5.00	2.56
Total from investment operations	1.70	(2.77)	(3.04)		5.23	2.78
LESS DISTRIBUTIONS:
From net investment income	(0.14)	(0.16)	(0.04)		(0.15)	(0.54)
From net realized gains on investments	—	—	—		—	—
Total distributions	(0.14)	(0.16)	(0.04)		(0.15)	(0.54)
Net asset value, end of year	$14.02	$12.46	$15.39		$18.47	$13.39
Total return (B)	13.65%	(17.95)%	(16.47	)% (C)	39.24%	25.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,373	$4,154	$15,087		$7,999	$2,133
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.88%	1.70%	1.54%		1.59%	1.61%
Expenses, net waiver and reimbursement (D)	1.50%	1.50%	1.45%		1.30%	1.30%
Net investment income, before waiver and reimbursement (D,E)	0.32%	0.20%	0.71%		1.07%	1.58%
Net investment income, net waiver and reimbursement (D,E)	0.70%	0.40%	0.81%		1.37%	1.89%
Portfolio turnover rate	228%	189%	214%		231%	117%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013

Net asset value, beginning of year	$13.28	$15.03	$15.86		$12.65	$10.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.06	(0.04)	0.07		0.12	0.27
Net realized and unrealized gain (loss) on investments	2.12	(1.71)	(0.30)		3.26	2.96
Total from investment operations	2.18	(1.75)	(0.23)		3.38	3.23
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.05)		(0.02)	(0.14)
From net realized gains on investments	—	—	(0.54)		(0.15)	(0.86)
From paid in capital	—	—	(0.01)		—	—
Total distributions	—	—	(0.60)		(0.17)	(1.00)
Net asset value, end of year	$15.46	$13.28	$15.03		$15.86	$12.65
Total return (B)	16.42%	(11.64)%	(1.44)%		26.90%	32.99	% (C)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$36,804	$81,330	$228,894		$212,047	$4,475
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	1.50%	1.49%	1.47%		1.49%	5.72%
Expenses, net waiver and reimbursement (E)	1.50%	1.49%	1.47%		1.47%	1.00%
Net investment income (loss), before waiver and reimbursement (E,F)	0.44%	(0.26)%	0.46%		0.79%	(2.45)%
Net investment income, net waiver and reimbursement (E,F)	0.44%	(0.26)%	0.46%		0.81%	2.27%
Portfolio turnover rate	160%	167%	293%		185%	168%

	Class C
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013

Net asset value, beginning of year	$13.30	$15.16	$16.05		$12.90	$10.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.04)	(0.14)	(0.06)		0.01	0.22
Net realized and unrealized gain (loss) on investments	2.10	(1.72)	(0.28)		3.29	3.01
Total from investment operations	2.06	(1.86)	(0.34)		3.30	3.23
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.00	) (D)	—	(0.10)
From net realized gains on investments	—	—	(0.54)		(0.15)	(0.86)
From paid in capital	—	—	(0.01)		—	—
Total distributions	—	—	(0.55)		(0.15)	(0.96)
Net asset value, end of year	$15.36	$13.30	$15.16		$16.05	$12.90
Total return (B)	15.49%	(12.27)%	(2.12)%		25.74%	32.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$18,030	$33,042	$66,069		$36,144	$356
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	2.25%	2.24%	2.22%		2.24%	6.47%
Expenses, net waiver and reimbursement (E)	2.25%	2.24%	2.22%		2.22%	1.75%
Net investment income (loss), before waiver and reimbursement (E,F)	(0.30)%	(0.99)%	(0.37)%		0.05%	(3.20)%
Net investment income (loss), net waiver and reimbursement (E,F)	(0.30)%	(0.99)%	(0.37)%		0.07%	1.52%
Portfolio turnover rate	160%	167%	293%		185%	168%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Represents an amount less than $0.01 per share.

(E)	Does not include expenses of the underlying investment companies in which the Fund invests.

(F)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I
	For the	For the		For the	For the
	Six Months	Year Ended		Year Ended	Period Ended
	December 31, 2016	June 30, 2016		June 30, 2015	6/30/2014(A)

Net asset value, beginning of period	$13.34	$15.05		$15.86	$15.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.10	(0.00	) (F)	0.06	0.00	(F)
Net realized and unrealized gain (loss) on investments	2.13	(1.71)		(0.25)	0.08
Total from investment operations	2.23	(1.71)		(0.19)	0.08
LESS DISTRIBUTIONS:
From net investment income	—	—		(0.07)	—
From net realized gains on investments	—	—		(0.54)	—
From paid in capital	—	—		(0.01)	—
Total distributions	—	—		(0.62)	—
Net asset value, end of period	$15.57	$13.34		$15.05	$15.86
Total return (C)	16.72%	(11.36)%		(1.16)%	0.51	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$12,827	$19,381		$68,304	$216
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.25%	1.24%		1.22%	1.48	% (E)
Expenses, net waiver and reimbursement (G)	1.25%	1.24%		1.22%	1.25	% (E)
Net investment income (loss), before waiver and reimbursement (G,H)	0.70%	(0.02)%		0.42%	0.09	% (E)
Net investment income (loss), net waiver and reimbursement(G,H)	0.70%	(0.02)%		0.42%	0.32	% (E)
Portfolio turnover rate	160%	167%		293%	185	% (D)

(A)	The Catalyst Insider Buying Fund Class I shares commenced operations on June 6, 2014

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents an amount less than $0.01 per share.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst IPOx Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A(A)			Class C(A)			Class I(A)
	For the	For the		For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	June 30, 2017	June 30, 2016		June 30, 2017	June 30, 2016		June 30, 2017	June 30, 2016

Net asset value, beginning of period	$10.25	$10.00		$10.19	$10.00		$10.26	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.15)	(0.07)		(0.22)	(0.13)		(0.11)	(0.06)
Net realized and unrealized gain on investments	2.75	0.32		2.71	0.32		2.74	0.32
Total from investment operations	2.60	0.25		2.49	0.19		2.63	0.26
LESS DISTRIBUTIONS:
From net investment income	—	—		—	—		—	—
From net realized gains on investments	(0.14)	—		(0.14)	—		(0.14)	—
Total distributions	(0.14)	—		(0.14)	—		(0.14)	—
Net asset value, end of period	$12.71	$10.25		$12.54	$10.19		$12.75	$10.26
Total return (C)	25.49%	2.50	% (D)	24.55%	1.90	% (D)	25.76%	2.60	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$530	$105		$45	$3		$549	$140
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	11.75%	32.12	% (E)	12.50%	32.87	% (E)	11.50%	31.87	% (E)
Expenses, net waiver and reimbursement (F)	1.99%	1.99	% (E)	2.74%	2.74	% (E)	1.74%	1.74	% (E)
Net investment (loss), before waiver and reimbursement (F,G)	(9.30)%	(31.01	)% (E)	(10.06)%	(32.69	)% (E)	(10.70)%	(31.26	)% (E)
Net investment (loss), net waiver and reimbursement (F,G)	(1.22)%	(1.02	)% (E)	(1.87)%	(1.87	)% (E)	(0.94)%	(0.84	)% (E)
Portfolio turnover rate	151%	62	% (D)	151%	62	% (D)	151%	62	% (D)

(A)	The Catalyst IPOx Allocation Fund Class A, Class C and Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014		June 30, 2013

Net asset value, beginning of year	$16.54	$16.39	$15.43	$12.40		$10.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.05	(0.02)	(0.01)	(0.00	) (C)	0.01
Net realized and unrealized gain on investments	3.05	0.39	2.56	4.26		1.73
Total from investment operations	3.10	0.37	2.55	4.26		1.74

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—		(0.02)
From net realized gains on investments	—	(0.22)	(1.59)	(1.23)		—
Total distributions	—	(0.22)	(1.59)	(1.23)		(0.02)
Net asset value, end of year	$19.64	$16.54	$16.39	$15.43		$12.40
Total return (B)	18.74%	2.31%	16.98%	35.52%		16.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$136,717	$92,749	$111,493	$31,000		$23,331
Ratios to average net assets
Expenses, before waiver and reimbursement	1.44%	1.51%	1.52%	1.56%		1.57%
Expenses, net waiver and reimbursement	1.35%	1.35%	1.35%	1.35%		1.35%
Net investment (loss), before waiver and reimbursement	0.16%	(0.28)%	(0.22)%	(0.20)%		(0.14)%
Net investment income (loss), net waiver and reimbursement	0.26%	(0.13)%	(0.05)%	0.01%		0.08%
Portfolio turnover rate	95%	119%	84%	108%		97%

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014		June 30, 2013
Net asset value, beginning of year	$15.94	$15.92	$15.14	$12.28		$10.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.09)	(0.13)	(0.12)	(0.10)		(0.08)
Net realized and unrealized gain on investments	2.94	0.37	2.49	4.19		1.73
Total from investment operations	2.85	0.24	2.37	4.09		1.65

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—		(0.01)
From net realized gains on investments	—	(0.22)	(1.59)	(1.23)		—
Total distributions	—	(0.22)	(1.59)	(1.23)		(0.01)
Net asset value, end of year	$18.79	$15.94	$15.92	$15.14		$12.28
Total return (B)	17.88%	1.55%	16.07%	34.44%		15.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$42,815	$28,282	$12,696	$608		$256
Ratios to average net assets
Expenses, before waiver and reimbursement	2.19%	2.26%	2.27%	2.31%		2.32%
Expenses, net waiver and reimbursement	2.10%	2.10%	2.10%	2.10%		2.10%
Net investment (loss), before waiver and reimbursement	(0.60)%	(1.02)%	(0.94)%	(0.95)%		(0.89)%
Net investment (loss), net waiver and reimbursement	(0.50)%	(0.85)%	(0.77)%	(0.74)%		(0.67)%
Portfolio turnover rate	95%	119%	84%	108%		97%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Represents an amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I(A)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$16.61	$16.41	$15.43	$15.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.08	0.02	0.04	0.01
Net realized and unrealized gain on investments	3.08	0.40	2.53	0.12
Total from investment operations	3.16	0.42	2.57	0.13

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—
From net realized gains on investments	—	(0.22)	(1.59)	—
Total distributions	—	(0.22)	(1.59)	—
Net asset value, end of period	$19.77	$16.61	$16.41	$15.43
Total return (C)	19.02%	2.61%	17.12%	0.85	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$90,821	$26,226	$24,187	$118
Ratios to average net assets
Expenses, before waiver and reimbursement	1.19%	1.26%	1.27%	1.51	% (E)
Expenses, net waiver and reimbursement	1.10%	1.10%	1.10%	1.10	% (E)
Net investment income(loss), before waiver and reimbursement	0.37%	(0.03)%	0.10%	0.18	% (E)
Net investment income, net waiver and reimbursement	0.45%	0.13%	0.27%	0.59	% (E)
Portfolio turnover rate	95%	119%	84%	108	% (D)

(A)	The Catalyst Dynamic Alpha Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Buyback Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A(A)
	For the	For the		For the		For the
	Year Ended	Year Ended		Year Ended		Period Ended
	June 30, 2017	June 30, 2016		June 30, 2015		June 30, 2014

Net asset value, beginning of period	$9.48	$9.71		$10.19		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ( loss) (B)	(0.01)	0.11		0.06		(0.02)
Net realized and unrealized gain (loss) on investments	2.36	(0.27)		(0.16)		0.21
Total from investment operations	2.35	(0.16)		(0.10)		0.19

LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.07)		—		—
From net realized gains on investments	—	—		(0.38)		—
Total distributions	(0.02)	(0.07)		(0.38)		—
Net asset value, end of period	$11.81	$9.48		$9.71		$10.19
Total return (C)	24.86%	(1.60)%		(0.84	)% (F)	1.90	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,467	$4,095		$5,158		$6,464
Ratios to average net assets
Expenses, before waiver and reimbursement	2.18%	2.10%		1.92%		1.99	% (E)
Expenses, net waiver and reimbursement	1.50%	1.50%		1.50%		1.50	% (E)
Net investment income (loss), before waiver and reimbursement	(0.73)%	0.53%		0.22%		(0.94	)% (E)
Net investment income (loss), net waiver and reimbursement	(0.06)%	1.13%		0.66%		(0.45	)% (E)
Portfolio turnover rate	734%	790%		806%		384	% (D)

	Class C(A)
	For the	For the		For the		For the
	Year Ended	Year Ended		Year Ended		Period Ended
	June 30, 2017	June 30, 2016		June 30, 2015		June 30, 2014

Net asset value, beginning of period	$9.38	$9.60		$10.16		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ( loss) (B)	(0.08)	0.03		(0.01)		(0.06)
Net realized and unrealized gain (loss) on investments	2.32	(0.25)		(0.17)		0.22
Total from investment operations	2.24	(0.22)		(0.18)		0.16

LESS DISTRIBUTIONS:
From net investment income	—	(0.00	)(G)	—		—
From net realized gains on investments	—	—		(0.38)		—
Total distributions	—	—		(0.38)		—
Net asset value, end of period	$11.62	$9.38		$9.60		$10.16
Total return (C)	23.88%	(2.24)%		(1.65)%		1.60	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,244	$4,721		$5,648		$5,567
Ratios to average net assets
Expenses, before waiver and reimbursement	2.93%	2.85%		2.67%		2.74	% (E)
Expenses, net waiver and reimbursement	2.25%	2.25%		2.25%		2.25	% (E)
Net investment (loss), before waiver and reimbursement	(1.48)%	(0.24)%		(0.51)%		(1.71	)% (E)
Net investment income (loss), net waiver and reimbursement	(0.80)%	0.37%		(0.08)%		(1.22	)% (E)
Portfolio turnover rate	734%	790%		806%		384	% (D)

(A)	The Catalyst Buyback Strategy Fund Class A, Class C and Class I shares commenced operations on December 31, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G)	Less than $0.01

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Buyback Strategy Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I(A)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$9.52	$9.75	$10.22	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ( loss) (B)	0.02	0.12	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	2.37	(0.25)	(0.15)	0.23
Total from investment operations	2.39	(0.13)	(0.09)	0.22

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.10)	—	—
From net realized gains on investments	—	—	(0.38)	—
Total distributions	(0.05)	(0.10)	(0.38)	—
Net asset value, end of period	$11.86	$9.52	$9.75	$10.22
Total return (C)	25.19%	(1.27)%	(0.74)%	2.20	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,242	$1,817	$2,869	$11,042
Ratios to average net assets
Expenses, before waiver and reimbursement	1.93%	1.85%	1.67%	1.74	% (E)
Expenses, net waiver and reimbursement	1.25%	1.25%	1.25%	1.25	% (E)
Net investment income (loss), before waiver and reimbursement	(0.49)%	0.68%	0.17%	(0.68	)% (E)
Net investment income (loss), net waiver and reimbursement	0.19%	1.27%	0.57%	(0.19	)% (E)
Portfolio turnover rate	734%	790%	806%	384	% (D)

(A)	The Catalyst Buyback Strategy Fund Class A, Class C and Class I shares commenced operations on December 31, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Groesbeck Growth of Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the		For the	For the		For the
	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	June 30, 2017	June 30, 2016		June 30, 2015	June 30, 2014		June 30, 2013

Net asset value, beginning of year	$12.98	$15.76		$15.10	$13.75		$11.77

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.10	0.13		0.12	0.11		0.13
Net realized and unrealized gain (loss) on investments	1.67	(1.67)		1.30	2.09		2.02
Total from investment operations	1.77	(1.54)		1.42	2.20		2.15

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.13)		(0.12)	(0.11)		(0.13)
From net realized gains on investments	(4.44)	(1.11)		(0.64)	(0.74)		(0.04)
Total distributions	(4.63)	(1.24)		(0.76)	(0.85)		(0.17)
Net asset value, end of year	$10.12	$12.98		$15.76	$15.10		$13.75
Total return (C)	17.11%	(9.38)%		9.44%	16.36%		18.42%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,658	$9,089		$17,012	$16,182		$13,111
Ratios to average net assets
Expenses, before waiver and reimbursement	2.24%	1.73%		1.66%	1.69%		1.79%
Expenses, net waiver and reimbursement	1.35%	1.43%		1.55%	1.55%		1.55%
Net investment income, before waiver and reimbursement	0.03%	0.65%		0.67%	0.61%		0.77%
Net investment income, net waiver and reimbursement	0.92%	0.94%		0.78%	0.75%		1.01%
Portfolio turnover rate	48%	45%		32%	25%		15%

	Class C
	For the	For the		For the	For the		For the
	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	June 30, 2017	June 30, 2016		June 30, 2015	June 30, 2014		June 30, 2013

Net asset value, beginning of year	$12.80	$15.54		$14.91	$13.59		$11.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.02	0.03		0.01	0.00	(B)	0.03
Net realized and unrealized gain (loss) on investments	1.65	(1.66)		1.28	2.06		2.00
Total from investment operations	1.67	(1.63)		1.29	2.06		2.03

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.00	) (B)	(0.02)	(0.00	) (B)	(0.05)
From net realized gains on investments	(4.44)	(1.11)		(0.64)	(0.74)		(0.04)
Total distributions	(4.59)	(1.11)		(0.66)	(0.74)		(0.09)
Net asset value, end of year	$9.88	$12.80		$15.54	$14.91		$13.59
Total return (C)	16.33%	(10.11)%		8.68%	15.51%		17.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$294	$424		$561	$540		$559
Ratios to average net assets
Expenses, before waiver and reimbursement	2.99%	2.48%		2.41%	2.44%		2.54%
Expenses, net waiver and reimbursement	2.10%	2.18%		2.30%	2.30%		2.30%
Net investment income (loss), before waiver and reimbursement	(0.72)%	(0.10)%		(0.08)%	(0.13)%		0.02%
Net investment income, net waiver and reimbursement	0.15%	0.20%		0.03%	0.01%		0.26%
Portfolio turnover rate	48%	45%		32%	25%		15%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Groesbeck Growth of Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of year	$12.98	$15.76	$15.10	$13.75	$11.77

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.14	0.17	0.17	0.14	0.16
Net realized and unrealized gain (loss) on investments	1.70	(1.68)	1.29	2.09	2.02
Total from investment operations	1.84	(1.51)	1.46	2.23	2.18

LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.16)	(0.16)	(0.14)	(0.16)
From net realized gains on investments	(4.44)	(1.11)	(0.64)	(0.74)	(0.04)
Total distributions	(4.65)	(1.27)	(0.80)	(0.88)	(0.20)
Net asset value, end of year	$10.17	$12.98	$15.76	$15.10	$13.75
Total return (B)	17.71%	(9.14)%	9.71%	16.65%	18.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,903	$8,681	$3,869	$3,058	$2,838
Ratios to average net assets
Expenses, before waiver and reimbursement	1.99%	1.48%	1.41%	1.44%	1.54%
Expenses, net waiver and reimbursement	1.10%	1.18%	1.30%	1.30%	1.30%
Net investment income, before waiver and reimbursement	0.56%	0.92%	0.94%	0.85%	1.02%
Net investment income, net waiver and reimbursement	1.14%	1.26%	1.05%	0.98%	1.26%
Portfolio turnover rate	48%	45%	32%	25%	15%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A(A)
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of period	$13.01	$14.28	$14.50	$12.12	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.14	0.14	0.14	0.18	0.18
Net realized and unrealized gain (loss) on investments	1.91	(0.30)	0.57	2.73	2.10
Total from investment operations	2.05	(0.16)	0.71	2.91	2.28

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.08)	(0.13)	(0.08)	(0.07)
From net realized gains on investments	—	(1.03)	(0.80)	(0.45)	(0.09)
Total distributions	(0.19)	(1.11)	(0.93)	(0.53)	(0.16)
Net asset value, end of period	$14.87	$13.01	$14.28	$14.50	$12.12
Total return (C)	15.83%	(1.04)%	4.74%	24.29%	23.04	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$45,595	$55,827	$94,156	$76,417	$14,262
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.72%	1.74%	1.73%	1.77%	2.23	% (E)
Expenses, net waiver and reimbursement (F)	1.50%	1.50%	1.50%	1.50%	1.50	% (E)
Net investment income, before waiver and reimbursement (F,G)	0.75%	0.82%	0.76%	1.05%	0.86	% (E)
Net investment income, net waiver and reimbursement (F,G)	0.97%	1.06%	0.98%	1.32%	1.59	% (E)
Portfolio turnover rate	95%	91%	194%	165%	126	% (D)

	Class C(A)
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of period	$12.78	$14.08	$14.33	$12.04	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.03	0.04	0.04	0.08	0.11
Net realized and unrealized gain (loss) on investments	1.88	(0.30)	0.54	2.72	2.08
Total from investment operations	1.91	(0.26)	0.58	2.80	2.19

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.01)	(0.03)	(0.06)	(0.06)
From net realized gains on investments	—	(1.03)	(0.80)	(0.45)	(0.09)
Total distributions	(0.07)	(1.04)	(0.83)	(0.51)	(0.15)
Net asset value, end of period	$14.62	$12.78	$14.08	$14.33	$12.04
Total return (C)	14.99%	(1.82)%	3.93%	23.51%	22.13	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$27,280	$33,653	$40,645	$24,157	$2,494
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.47%	2.49%	2.48%	2.52%	2.98	% (E)
Expenses, net waiver and reimbursement (F)	2.25%	2.25%	2.25%	2.25%	2.25	% (E)
Net investment income (loss), before waiver and reimbursement (F,G)	(0.01)%	0.10%	0.02%	0.33%	0.11	% (E)
Net investment income, net waiver and reimbursement (F,G)	0.21%	0.34%	0.24%	0.59%	0.84	% (E)
Portfolio turnover rate	95%	91%	194%	165%	126	% (D)

(A)	The Catalyst/Lyons Tactical Allocation Fund Class A and Class C shares commenced operations on July 2, 2012, Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I(A)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$13.02	$14.30	$14.51	$14.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.18	0.18	0.19	0.01
Net realized and unrealized gain (loss) on investments	1.91	(0.31)	0.56	(0.07	) (F)
Total from investment operations	2.09	(0.13)	0.75	(0.06)

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.12)	(0.16)	—
From net realized gains on investments	—	(1.03)	(0.80)	—
Total distributions	(0.24)	(1.15)	(0.96)	—
Net asset value, end of period	$14.87	$13.02	$14.30	$14.51
Total return (C)	16.14%	(0.79)%	5.01%	(0.41	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$22,176	$14,561	$27,230	$135
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.47%	1.49%	1.48%	1.90	% (E)
Expenses, net waiver and reimbursement (G)	1.25%	1.25%	1.25%	1.20	% (E)
Net investment income, before waiver and reimbursement (G,H)	1.00%	1.07%	1.04%	0.13	% (E)
Net investment income, net waiver and reimbursement (G,H)	1.22%	1.31%	1.27%	0.83	% (E)
Portfolio turnover rate	95%	91%	194%	165	% (D)

(A)	The Catalyst/Lyons Tactical Allocation Fund Class A and Class C shares commenced operations on July 2, 2012, Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the class launching on June 6, 2014 which does not represent a full year.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Equity Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of year	$12.44	$12.43	$13.56	$11.04	$10.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.18	0.18	0.18	0.15	0.25
Net realized and unrealized gain (loss) on investments	2.13	(0.03)	(0.67)	2.69	1.12
Total from investment operations	2.31	0.15	(0.49)	2.84	1.37

LESS DISTRIBUTIONS:
From net investment income	(0.14)	(0.14)	(0.13)	(0.12)	(0.29)
From net realized gains on investments	(0.07)	—	(0.51)	(0.20)	(0.06)
Total distributions	(0.21)	(0.14)	(0.64)	(0.32)	(0.35)
Net asset value, end of year	$14.54	$12.44	$12.43	$13.56	$11.04
Total return (B)	18.73%	1.28%	(3.58)%	26.10%	13.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$22,381	$22,279	$23,973	$18,917	$9,735
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.65%	1.70%	1.64%	1.77%	2.05%
Expenses, net waiver and reimbursement (C)	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income, before waiver and reimbursement (C,D)	1.24%	1.35%	1.34%	0.96%	1.73%
Net investment income, net waiver and reimbursement (C,D)	1.34%	1.50%	1.43%	1.18%	2.23%
Portfolio turnover rate	26%	26%	33%	50%	28%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of year	$12.32	$12.30	$13.40	$10.93	$9.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.10	0.09	0.09	0.05	0.16
Net realized and unrealized gain (loss) on investments	2.07	(0.03)	(0.68)	2.68	1.12
Total from investment operations	2.17	0.06	(0.59)	2.73	1.28

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.04)	—	(0.06)	(0.24)
From net realized gains on investments	(0.07)	—	(0.51)	(0.20)	(0.06)
Total distributions	(0.12)	(0.04)	(0.51)	(0.26)	(0.30)
Net asset value, end of year	$14.37	$12.32	$12.30	$13.40	$10.93
Total return (B)	17.69%	0.54%	(4.37)%	25.26%	12.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$11,524	$6,795	$6,962	$6,072	$3,045
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.40%	2.45%	2.39%	2.52%	2.80%
Expenses, net waiver and reimbursement (C)	2.30%	2.30%	2.30%	2.30%	2.30%
Net investment income, before waiver and reimbursement (C,D)	0.66%	0.62%	0.62%	0.20%	0.98%
Net investment income, net waiver and reimbursement (C,D)	0.76%	0.77%	0.71%	0.42%	1.48%
Portfolio turnover rate	26%	26%	33%	50%	28%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Equity Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I(A)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$12.45	$12.44	$13.56	$13.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.30	0.25	0.28	0.02
Net realized and unrealized gain (loss) on investments	2.03	(0.07)	(0.74)	0.06
Total from investment operations	2.33	0.18	(0.46)	0.08

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.17)	(0.15)	—
From net realized gains on investments	(0.07)	—	(0.51)	—
Total distributions	(0.24)	(0.17)	(0.66)	—
Net asset value, end of period	$14.54	$12.45	$12.44	$13.56
Total return (C)	18.91%	1.56%	(3.33)%	0.59	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$7,034	$1,320	$455	$136
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.35%	1.45%	1.39%	1.81	% (E)
Expenses, net waiver and reimbursement (F)	1.25%	1.25%	1.25%	1.25	% (E)
Net investment income, before waiver and reimbursement (F)(G)	2.10%	1.89%	2.04%	1.40	% (E)
Net investment income, net waiver and reimbursement (F)(G)	2.20%	2.06%	2.18%	1.96	% (E)
Portfolio turnover rate	26%	26%	33%	50	% (D)

(A)	Catalyst/MAP Global Capital Appreciation Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst MLP & Infrastructure Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A(A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of period	$6.31	$9.93	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.24	0.32	0.08
Net realized and unrealized gain (loss) on investments (F)	0.38	(3.30)	0.09
Total from investment operations	0.62	(2.98)	0.17

LESS DISTRIBUTIONS:
From net investment income	(0.29)	(0.29)	(0.09)
From net realized gains on investments	—	—	—
From return of capital	(0.36)	(0.35)	(0.15)
Total distributions	(0.65)	(0.64)	(0.24)
Net asset value, end of period	$6.28	$6.31	$9.93
Total return (C)	9.38%	(29.05)%	1.58	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$50,307	$22,775	$7,906
Ratios to average net assets
Expenses, before waiver and reimbursement	1.76%	2.03%	3.41	% (E)
Expenses, net waiver and reimbursement	1.65%	1.65%	1.65	% (E)
Net investment income (loss), before waiver and reimbursement	3.33%	5.00%	(0.30	)% (E)
Net investment income, net waiver and reimbursement	3.44%	5.40%	1.46	% (E)
Portfolio turnover rate	32%	96%	11	% (D)

	Class C(A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of period	$6.32	$9.93	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.18	0.26	0.04
Net realized and unrealized gain (loss) on investments (F)	0.38	(3.27)	0.10
Total from investment operations	0.56	(3.01)	0.14

LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.26)	(0.06)
From return of capital	(0.34)	(0.34)	(0.15)
Total distributions	(0.60)	(0.60)	(0.21)
Net asset value, end of period	$6.28	$6.32	$9.93
Total return (C)	8.47%	(29.44)%	1.35	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$18,160	$6,204	$1,278
Ratios to average net assets
Expenses, before waiver and reimbursement	2.51%	2.78%	4.16	% (E)
Expenses, net waiver and reimbursement	2.40%	2.40%	2.40	% (E)
Net investment income (loss), before waiver and reimbursement	2.49%	4.24%	(1.03	)% (E)
Net investment income, net waiver and reimbursement	2.60%	4.62%	0.73	% (E)
Portfolio turnover rate	32%	96%	11	% (D)

(A)	The Catalyst/MLP & Infrastructure Fund Class A, Class C and Class I shares commenced operations on December 22, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the periods primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst MLP & Infrastructure Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I(A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of period	$6.32	$9.94	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.25	0.32	0.09
Net realized and unrealized gain (loss) on investments (F)	0.38	(3.28)	0.09
Total from investment operations	0.63	(2.96)	0.18

LESS DISTRIBUTIONS:
From net investment income	(0.29)	(0.30)	(0.09)
From return of capital	(0.37)	(0.36)	(0.15)
Total distributions	(0.66)	(0.66)	(0.24)
Net asset value, end of period	$6.29	$6.32	$9.94
Total return (C)	9.61%	(28.86)%	1.76	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$71,237	$22,187	$6,253
Ratios to average net assets
Expenses, before waiver and reimbursement	1.51%	1.78%	3.16	% (E)
Expenses, net waiver and reimbursement	1.40%	1.40%	1.40	% (E)
Net investment income (loss), before waiver and reimbursement	3.44%	5.08%	(0.03	)% (E)
Net investment income, net waiver and reimbursement	3.55%	5.46%	1.73	% (E)
Portfolio turnover rate	32%	96%	11	% (D)

(A)	The Catalyst/MLP & Infrastructure Fund Class A, Class C and Class I shares commenced operations on December 22, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the periods primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2017	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty series. These financial statements include the following nine series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Small-Cap Insider Buying (“Small-Cap Insider”)		Long-term capital appreciation
Catalyst Insider Buying (“Insider Buying”)		Long-term capital appreciation
Catalyst IPOx Allocation (“IPOx Allocation”)		Capital appreciation
Catalyst Dynamic Alpha (“Dynamic Alpha”)	Cookson, Peirce & Co., Inc. (“CP”)	Long-term capital appreciation
Catalyst Buyback Strategy (“Buyback Strategy”)		Long-term capital appreciation
Catalyst/Groesbeck Growth of Income (“Growth of Income”)	Groesbeck Investment Management Corp. (“GIM”)	Current income that increases over time, and as a secondary objective, capital appreciation.
Catalyst/Lyons Tactical Allocation (“Tactical Allocation”)	Lyons Wealth Management, LLC (“Lyons”)	Total return from long-term capital appreciation and current income with low volatility while attempting to minimize downside risk from significant market drawdowns
Catalyst/MAP Global Equity (“Global Equity”)	Managed Asset Portfolios, LLC (“MAP”)	Long-term capital appreciation
Catalyst MLP & Infrastructure (“MLP & Infrastructure”)	SL Advisors, LLC (“SL”)	Current income and capital appreciation

The Funds are non-diversified except Insider Buying, Buyback Strategy, Growth of Income Fund and Global Equity, which are diversified.

As of June 30,2017, all Funds offer Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and is in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Funds may invest in portfolios of open-end or closed-end investment companies (the “open-end funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of Directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2017, for each Fund’s assets and liabilities measured at fair value:

Small-Cap Insider
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$18,792,027	$—	$—	$18,792,027
Short-Term Investments	777,985	—	—	777,985
Total Assets	$19,570,012	$—	$—	$19,570,012

Insider Buying
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$66,599,492	$—	$—	$66,599,492
Short-Term Investments	1,336,904	—	—	1,336,904
Total Assets	$67,936,396	$—	$—	$67,936,396

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

IPOx Allocation
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$680,512	$—	$—	$680,512
Exchange Traded Fund	439,916	—	—	439,916
Short-Term Investments	27,633	—	—	27,633
Total Assets	$1,148,061	$—	$—	$1,148,061

Dynamic Alpha
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$262,996,978	$—	$—	$262,996,978
Short-Term Investments	7,387,625	—	—	7,387,625
Total Assets	$270,384,603	$—	$—	$270,384,603

Buyback Strategy
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$8,817,949	$—	$—	$8,817,949
Short-Term Investments	145,771	—	—	145,771
Total Assets	$8,963,720	$—	$—	$8,963,720

Growth of Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$7,525,755	$—	$—	$7,525,755
Total Assets	$7,525,755	$—	$—	$7,525,755

Tactical Allocation
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$93,640,730	$—	$—	$93,640,730
Short-Term Investments	1,400,228	—	—	1,400,228
Total Assets	$95,040,958	$—	$—	$95,040,958

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

Global Equity
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$35,682,004	$—	$—	$35,682,004
Mutual Fund	1,115,865	—	—	1,115,865
Short-Term Investments	4,037,220	—	—	4,037,220
Total Assets	$40,835,089	$—	$—	$40,835,089
Liabilities(a,b)
Call Options Written	$17,785	$—	$—	$17,785
Total Liabilities	$17,785	$—	$—	$17,785

MLP & Infrastructure
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$139,426,925	$—	$—	$139,426,925
Short-Term Investments	398,302	—	—	398,302
Total Assets	$139,825,227	$—	$—	$139,825,227

The Funds did not hold any Level 3 securities during the period.

(a)	Refer to the Portfolio of Investments for security classifications.

(b)	There were no transfers into or out of Level 1 and Level 2 during the period. It is each Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

b) Accounting for Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Fund’s agent in acquiring the options). For the year ended June 30, 2017 Global Equity invested in options.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

A summary of option contracts written during the year ended June 30, 2017, were as follows:

Global Equity	Call Options Written
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	275	$34,913
Options written	1,015	75,870
Options covered	(50)	(6,648)
Options exercised	(355)	(39,230)
Options expired	—	—
Options outstanding, end of year	885	$64,905

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2017, were as follows:

			Location of derivatives on Statements	Fair value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Global Equity
	Call options written	Equity	Options written	$(17,785)

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2017, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Global Equity
	Options written	Equity	Net realized loss on options written	$(6,280)
	Options written	Equity	Net change in unrealized appreciation on options written	50,432
			Totals	$44,152

The contracts outstanding as of June 30, 2017 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

The following table presents the Funds’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of June 30, 2017:

				Gross Amounts of Assets Presented in the
				Statement of Assets & Liabilities
		Gross Amounts of		Financial
		Recognized		Instruments		Cash Collateral		Net Amount of
	Counterparty	Liabilities		Pledged		Pledged		Assets
Buyback Strategy
Description of Liability:
Securities Loaned	Morgan Stanley	$342,904		$—		$342,904	(2)	$—
Total		$342,904		$—		$342,904		$—
Global Equity		.
Description of Liability:
Options Written Contracts	Pershing	$17,785	(1)	$17,785	(2)	$—		$—
Total		$17,785		$17,785		$—		$—

(1)	Value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

c) Investment Companies – Some Funds may invest in other investment companies, including closed-end funds and exchange traded funds (“ETFs”)(collectively, “Underlying Funds”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying Funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

d) Federal Income Tax – The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2017, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2017, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2014-2016 for the Funds) or expected to be taken in 2017 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

e) Security Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

f) The MLP & Infrastructure Fund typically concentrates its investments in the energy sector and, therefore, is more susceptible to energy sector risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

g) Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

h) Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

i) Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Small-Cap Insider	Annually	Annually
Insider Buying	Annually	Annually
IPOx Allocation	Annually	Annually
Dynamic Alpha	Annually	Annually
Buyback Strategy	Annually	Annually
Growth of Income	Quarterly	Annually
Global Equity	Annually	Annually
MLP & Infrastructure	Monthly	Annually

j) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

k) Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

l) Redemption Fees and Sales Charges (loads) – A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2017, there were CDSC fees of $233 paid by shareholders of Dynamic Alpha to the Manager. There were no CDSC fees paid by the shareholders of Small Cap Insider, Insider Buying, IPOx Allocation, Buyback Strategy, Growth of Income, Tactical Allocation, Global Equity and MLP & Infrastructure.

m) Security Loans – The Small-Cap Insider and the Buyback Strategy have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, and retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of each Fund. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due resulting in a loss. Under the terms of the Securities Lending Agreement, each Fund is indemnified for such losses by the securities lending agent.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2017, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Small-Cap Insider	$53,463,601	$64,992,364
Insider Buying	149,147,300	229,636,489
IPOx Allocation	1,631,580	863,657
Dynamic Alpha	269,023,996	181,061,834
Buyback Strategy	73,019,901	76,999,654
Growth of Income	4,229,687	13,834,814
Tactical Allocation	95,165,031	116,315,527
Global Equity	10,903,080	8,183,358
MLP & Infrastructure	125,921,884	32,482,785

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The investment sub-advisors are responsible for the day-to-day management of their Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on the Fund’s average daily net assets. The Manager shall be entitled to reimbursement by a Fund for such waived fess or reimbursed expenses provided that said reimbursement doesn’t cause the Fund’s expenses to exceed the limitation. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

For the year ended June 30, 2017, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, no later than the dates as stated below:

						Management
						Fees Waived/	Recapture Expires
	Management	Expense Limitation				Expenses	June 30,
Fund	Agreement	Cl A	Cl C	Cl I	Expires	Reimbursed	2018	2019	2020
Small-Cap Insider	1.25%	1.75%	2.50%	1.50%	10/31/2018	$89,693	$102,194	$81,912	$89,693
Insider Buying	1.00%	1.50%	2.25%	1.25%	10/31/2018	—	—	—	—
IPOx Allocation	1.50%	1.99%	2.74%	1.74%	10/31/2018	55,830	—	52,153	55,830
Dynamic Alpha	1.00%	1.35%	2.10%	1.10%	10/31/2018	177,113	133,692	245,721	177,113
Buyback Strategy	1.00%	1.50%	2.25%	1.25%	10/31/2018	68,815	73,567	70,812	68,815
Growth of Income	1.00%	1.35%	2.10%	1.10%	10/31/2018	75,616	23,308	57,470	75,616
Tactical Allocation	1.25%	1.50%	2.25%	1.25%	10/31/2018	222,067	298,782	309,686	222,067
Global Equity	1.00%	1.55%	2.30%	1.25%	10/31/2018	36,543	29,826	43,565	36,543
MLP & Infrastructure	1.25%	1.65%	2.40%	1.40%	10/31/2018	115,260	51,372	86,597	115,260

A Trustee and Officer of the Trust is also the controlling member of MFund Services and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, will be paid a quarterly retainer of $500 and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per fund in the Trust per year. The Lead independent Trustee receives an additional $150 per quarter per Fund. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Catalyst Mutuals Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Catalyst Mutuals Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement. The amounts due to MFund at June 30, 2017 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

under “Compliance Officers fees payable” and the amounts accrued for the year are shown in the Statements of Operations under “Management services fees” and “Compliance officer fees.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

For the year ended June 30, 2017, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Small-Cap Insider	$37,101	$52,618
Insider Buying	137,692	244,505
IPOx Allocation	803	119
Dynamic Alpha	284,896	342,275
Buyback Strategy	9,812	44,802
Growth of Income	15,446	3,546
Tactical Allocation	130,565	317,689
Global Equity	57,357	78,192
MLP & Infrastructure	98,818	125,251

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2017 and June 30, 2016 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2017	Income	Capital Gains	Capital	Total
Catalyst Small-Cap Insider Buying Fund	$137,459	$—	$155	$137,614
Catalyst Insider Buying Fund	—	—	—	—
Catalyst IPOx Allocation Fund	1,088	3,770	—	4,858
Catalyst Dynamic Alpha Fund	—	—	—	—
Catalyst Buyback Strategy Fund	19,545	—	—	19,545
Catalyst/Groesbeck Growth of Income Fund	129,324	2,299,458	—	2,428,782
Catalyst/Lyons Tactical Allocation Fund	1,158,557	—	—	1,158,557
Catalyst/MAP Global Equity Fund	315,987	174,020	—	490,007
Catalyst MLP & Infrastructure Fund	3,058,401	—	6,927,348	9,985,749

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2016	Income	Capital Gains	Capital	Total
Catalyst Small-Cap Insider Buying Fund	$259,065	$—	$—	$259,065
Catalyst Insider Buying Fund	—	—	—	—
Catalyst IPOx Allocation Fund	—	—	—	—
Catalyst Dynamic Alpha Fund	—	2,373,928	—	2,373,928
Catalyst Buyback Strategy Fund	56,021	—	—	56,021
Catalyst/Groesbeck Growth of Income Fund	434,726	1,268,909	—	1,703,635
Catalyst/Lyons Tactical Allocation Fund	8,502,415	1,935,909	—	10,438,324
Catalyst/MAP Global Equity Fund	287,241	—	—	287,241
Catalyst MLP & Infrastructure Fund	645,891	—	1,966,480	2,612,371

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

As of June 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Catalyst Small-Cap Insider Buying Fund	$—	$—	$(93,627)	$(33,187,542)	$—	$1,328,224	$(31,952,945)
Catalyst Insider Buying Fund	—	—	(27,691)	(28,945,239)	—	5,757,280	(23,215,650)
Catalyst IPOx Allocation Fund	17,568	11,391	—	—	—	87,577	116,536
Catalyst Dynamic Alpha Fund	25,898	3,332,587	—	—	—	39,929,253	43,287,738
Catalyst Buyback Strategy Fund	989,419	—	—	—	—	205,763	1,195,182
Catalyst/Groesbeck Growth of Income Fund	242,517	161,011	—	—	—	1,096,816	1,500,344
Catalyst/Lyons Tactical Allocation Fund	798,130	—	—	(1,918,845)	—	6,386,468	5,265,753
Catalyst/MAP Global Equity Fund	808,942	—	—	—	—	5,595,358	6,404,300
Catalyst MLP & Infrastructure Fund	—	—	—	—	—	(3,816,804)	(3,816,804)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, return of capital distributions from corporations, mark-to-market on 1256 contracts, open forward foreign currency contracts and passive foreign investment companies, and adjustments for real estate investment trusts, partnerships, corporation mergers.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Catalyst Small-Cap Insider Buying Fund	$93,627
Catalyst Insider Buying Fund	27,691
Catalyst IPOx Allocation Fund	—
Catalyst Dynamic Alpha Fund	—
Catalyst Buyback Strategy Fund	—
Catalyst/Groesbeck Growth of Income Fund	—
Catalyst/Lyons Tactical Allocation Fund	—
Catalyst/MAP Global Equity Fund	—
Catalyst MLP & Infrastructure Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Catalyst Small-Cap Insider Buying Fund	$—
Catalyst Insider Buying Fund	—
Catalyst IPOx Allocation Fund	—
Catalyst Dynamic Alpha Fund	—
Catalyst Buyback Strategy Fund	—
Catalyst/Groesbeck Growth of Income Fund	—
Catalyst/Lyons Tactical Allocation Fund	—
Catalyst/MAP Global Equity Fund	—
Catalyst MLP & Infrastructure Fund	—

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

At June 30, 2017, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Expiring	Non-Expiring	Non-Expiring
	6/30/2017	Short-Term	Long-Term	Total
Catalyst Small-Cap Insider Buying Fund	$—	$26,929,436	$6,258,106	$33,187,542
Catalyst Insider Buying Fund	—	27,845,747	1,099,492	28,945,239
Catalyst IPOx Allocation Fund	—	—	—	—
Catalyst Dynamic Alpha Fund	—	—	—	—
Catalyst Buyback Strategy Fund	—	—	—	—
Catalyst/Groesbeck Growth of Income Fund	—	—	—	—
Catalyst/Lyons Tactical Allocation Fund	—	1,918,845	—	1,918,845
Catalyst/MAP Global Equity Fund	—	—	—	—
Catalyst MLP & Infrastructure Fund	—	—	—	—

For Small-Cap Insider Buying, $257,132 of capital loss carryforward expired in the current fiscal year.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), net operating losses and short-term capital gains, the reclassification of fund distributions, and adjustments for passive foreign investment companies, real estate investment trusts, partnerships, C-Corporations, resulted in reclassification for the following Funds for the year ended June 30, 2017 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Catalyst Small-Cap Insider Buying Fund	$(260,920)	$(158,702)	$419,622
Catalyst Insider Buying Fund	(297,571)	258,054	39,517
Catalyst IPOx Allocation Fund	—	8,191	(8,191)
Catalyst Dynamic Alpha Fund	—	(96,569)	96,569
Catalyst Buyback Strategy Fund	—	35,744	(35,744)
Catalyst/Groesbeck Growth of Income Fund	—	70,046	(70,046)
Catalyst/Lyons Tactical Allocation Fund	—	—	—
Catalyst/MAP Global Equity Fund	—	5,406	(5,406)
Catalyst MLP & Infrastructure Fund	—	2,612,833	(2,612,833)

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2017, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	IPOx	Buyback	Growth	Tactical	Global	MLP &
Owner	Allocation	Strategy	of Income	Allocation	Equity	Infrastructure
LPL Financial, LLC *	50%					33%
Stifel Nicolaus & Co.*		81%
Robert Groesbeck			27%
American Enterprise *				26%	29%

*	These owners are comprised of multiple investors and accounts.

(6)	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

The performance of the IPOx Fund may be directly affected by the performance of the First Trust US Equity Opportunities ETF. The First Trust US Equity Opportunities ETF seeks investment results to the U.S. IPOX-100 Index. The financial statements of the First Trust US Equity Opportunities ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of June 30, 2017, the percentage of the IPOx Fund’s net assets invested in the First Trust US Equity Opportunities ETF was 39.1%.

(7)	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

(8)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust and the Shareholders of Catalyst Small-Cap Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst IPOx Allocation Fund, Catalyst Dynamic Alpha Fund, Catalyst Buyback Strategy Fund (formerly Catalyst/EquityCompass Buyback Strategy Fund), Catalyst/Groesbeck Growth of Income Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst/MAP Global Equity Fund (formerly, Catalyst/MAP Global Capital Appreciation Fund), and Catalyst MLP & Infrastructure Fund

We have audited the accompanying statements of assets and liabilities of Catalyst Small-Cap Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst IPOx Allocation Fund, Catalyst Dynamic Alpha Fund, Catalyst Buyback Strategy Fund (formerly Catalyst/EquityCompass Buyback Strategy Fund), Catalyst/Groesbeck Growth of Income Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst/MAP Global Equity Fund (formerly, Catalyst/MAP Global Capital Appreciation Fund), and Catalyst MLP & Infrastructure Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the portfolios of investments, as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers, and performing other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Catalyst Small-Cap Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst IPOx Allocation Fund, Catalyst Dynamic Alpha Fund, Catalyst Buyback Strategy Fund (formerly Catalyst/EquityCompass Buyback Strategy Fund), Catalyst/Groesbeck Growth of Income Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst/MAP Global Equity Fund (formerly, Catalyst/MAP Global Capital Appreciation Fund), and Catalyst MLP & Infrastructure Fund as of June 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 29, 2017

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2017

SHAREHOLDER VOTING RESULTS

At a Special Meeting of Shareholders of the Dynamic Alpha Fund (the “Fund”) on June 14, 2017, a vote was held to approve the following proposals:

Proposal 1: To approve a new Sub-Advisory Agreement between Catalyst Capital Advisors LLC and Cookson, Peirce & Co., with respect to the Fund, a series of Mutual Fund Series Trust (the “Trust”).

	Shares Voted In	Shares Voted Against
	Favor	or Abstentions
Dynamic Alpha	4,725,443	452,983

Proposal 2: To approve the Fund’s reliance on an order granted by the Securities and Exchange Commission under which the Fund has been granted for exemption from certain provisions of Section 15(a) of the Investment Company Act of 1940.

	Shares Voted In	Shares Voted Against
	Favor	or Abstentions
Dynamic Alpha	4,361,382	812,914

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2017

Consideration and Renewal of Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust with respect to Catalyst Intelligent Alternative Fund, Catalyst Insider Buying Fund, Catalyst Insider Income Fund, Catalyst Insider Long/Short Fund, Catalyst Macro Strategy Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Small-Cap Insider Buying Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Dynamic Alpha Fund, Lyons Tactical Allocation Fund, Catalyst Buyback Strategy Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Unconstrained Hedged Income Fund, Catalyst/Stone Beach Income Opportunity Fund, Catalyst Time Value Trading Fund, Catalyst/Auctos Multi Strategy Fund, Catalyst/MLP & Infrastructure Fund, Catalyst/IPOX Allocation Fund, Catalyst Hedged Commodity Strategy Fund, and Catalyst Millburn Hedge Strategy Fund.

In connection with a regular meeting held on May 16 & 17, 2017, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a management agreement between the Trust and Catalyst Capital Advisors, LLC (the “Catalyst”), with respect to Catalyst Intelligent Alternative Fund, Catalyst Insider Buying Fund, Catalyst Insider Income Fund, Catalyst Insider Long/Short Fund, Catalyst Macro Strategy Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Small-Cap Insider Buying Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Dynamic Alpha Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Buyback Strategy Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Unconstrained Hedged Income Fund, Catalyst/Stone Beach Income Opportunity Fund, Catalyst Time Value Trading Fund, Catalyst/Auctos Multi-Strategy Fund, Catalyst/MLP & Infrastructure Fund, Catalyst/IPOX Allocation Fund, Catalyst Hedged Commodity Strategy Fund and Catalyst/Millburn Hedge Strategy Fund(each a “Fund” collectively the “Catalyst Renewal Funds”) (the “Management Agreement”).

The Trustees reviewed Catalyst’s responses to a series of questions regarding, among other things, the investment performance of each Catalyst Renewal Fund for the period ended February 28, 2017, Catalyst’s services to each Fund, comparative fee and expense information, and Catalyst’s profitability from advising each Fund (“Catalyst 15(c) Response”).

Nature, Extent & Quality of Services. The Trustees reviewed the Catalyst 15c Response and Catalyst’s Form ADV, which provided information on the corporate structure, officers, owners, and compliance record of Catalyst. The Trustees considered Catalyst’s duties under the terms of the management agreement. A representative of the advisor reviewed the services Catalyst provided to the Catalyst Renewal Funds and reviewed the procedures followed by Catalyst to supervise each Fund’s investment program and the investment decisions made by portfolio managers and sub-advisors, as applicable. The Trustees then discussed the experience of Catalyst’s senior personnel, including the personnel and their satisfaction with Catalyst’s chief compliance officer and chief risk officer. The Trust CCO confirmed that the advisor had appropriate and reasonably designed

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

compliance policies and procedures in place to prevent violations of the 1940 Act. The Trustees noted their familiarity with Catalyst and its long history of performance as advisor to Funds in the Trust. The Trustees acknowledged their discussion of the status of certain regulatory exams and litigation earlier in the Meeting. They noted their satisfaction with Catalyst’s thoughtful commentary on performance and proactive approach with Fund shareholders. The Independent Trustees concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the management agreement and that the nature, overall quality and extent of the management services provided by Catalyst to the Catalyst Renewal Funds were satisfactory.

Performance. The Trustees reviewed the performance of each Catalyst Renewal Fund relative to a peer group and its respective Morningstar category.

Catalyst Intelligent Alternative Fund. The Trustees noted that the Fund, which invested in other Catalyst alternative strategy funds, underperformed all benchmarks for the one year and since inception periods. They noted the Fund held a fairly concentrated portfolio with significant allocations to four Catalyst Funds, and acknowledged that the Fund’s performance issues were a derivative of the performance of the underlying funds. The Trustees were reassured of the advisor’s continued monitoring of the strategy and Fund performance, and noted that the Board would similarly continue to monitor the Fund, particularly in light of its small size. The Trustees concluded that they were satisfied with the Fund’s performance.

Catalyst Insider Buying Fund. The Trustees noted that the Fund outperformed the peer group and Morningstar Large Blend category for the since inception (July 29, 2011) period, and returned performance in line with the peer group for the 5 year period with returns of 10.11% for the Fund vs 10.90% for the peer group. They acknowledged that the Fund had experienced underperformance over the short term, but considered the advisor’s representation that the Fund’s exposure to energy company stocks in advance of the oil price drop negatively impacted the Fund’s performance. They concluded that the strong long-term returns were indicative of the advisor’s advisory skills over a full market cycle and agreed that performance was acceptable.

Catalyst Insider Income Fund. The Trustees noted that the Fund had performed well against the Morningstar Short-Term Bond category when high yield bonds performed well, and poorly against the category when high yield bonds were out of favor. They acknowledged that the Fund provided a unique portfolio that is a mix of short term and high yield bonds, and that a fully comparable peer group is, therefore, challenging to compose. The Trustees agreed that given the higher credit quality and lower risk profile of the portfolio, they were satisfied with the Fund’s performance.

Catalyst Insider Long/Short Fund. The Trustees noted that the advisor had expressed its dissatisfaction with the Fund’s performance and is actively looking for ways to improve performance, including possible changes to the portfolio management team. The Trustees acknowledged the Fund’s unfavorable performance but agreed that the advisor had shown an ability to respond to these issues in a manner aimed at improving performance and in line with the Board’s expectations.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

Catalyst Macro Strategy Fund. The Trustees noted that after a year of significant outperformance, the Fund trailed its benchmarks for the trailing one year due to significant and rapid movements in commodities. They acknowledged the Fund’s high volatility relative to the index, but noted that the advisor had previously shown an ability to rebound from a negative impact event, and was currently working to reduce the volatility inherent in the strategy. The Trustees reviewed the advisor’s risk mitigation efforts and the Fund’s strategy overall, and agreed that they were confident in Catalyst’s ability to provide improved performance in future periods.

Catalyst Hedged Futures Strategy Fund. The Trustees noted the Fund’s significant outperformance against all benchmarks for the 10 year and since inception periods, and outperformance against the peer group and Morningstar category for the 5 year period. They noted the Fund’s underperformance for the 1 year period, but acknowledged that Catalyst had acted proactively to respond to a potential rapid and substantial upswing in the market following the presidential election noting that these efforts dated back as far as the summer of 2016. They further noted that the Fund’s performance had begun to stabilize in recent months. The Trustees concluded that the Fund’s performance was not unreasonable.

Catalyst Small-Cap Insider Buying Fund. The Trustees noted the Fund’s strong positive returns in all periods shown but acknowledged that it underperformed relative to its benchmark. They considered that the underperformance was not unexpected given the Fund’s focus on micro-cap stocks, which is different than the characteristics of the benchmark, and acknowledged that the Fund is not intended to track an index. A representative of the advisor explained that micro-cap stocks had lagged large cap stocks in recent years, and the advisor had reduced the Fund’s exposure to micro-cap stocks in response. The Trustees noted positively that the Fund’s performance more closely reflected its benchmarks during the trailing year. The Trustees concluded that the Fund’s performance was not unreasonable.

Catalyst/Groesbeck Growth of Income Fund. The Trustees noted that the Fund outperformed its peer group and Morningstar category average for the one year period and provided positive returns in all periods shown. They acknowledged the Fund’s longer term underperformance relative to its benchmarks but agreed that this underperformance was not unexpected given the Fund’s conservative strategy and the robust market in recent periods. The Trustees concluded that the Fund’s performance was not unreasonable.

Catalyst/MAP Global Equity Fund & Catalyst/MAP Global Balanced Fund. The Trustees noted that each MAP Fund outperformed, or performed in line with, the benchmarks for the 5 year and since inception periods. They considered that the Class I shares of each MAP Fund are rated 4 stars by Morningstar. The Trustees concluded that each Fund’s performance was acceptable.

Catalyst/SMH High Income Fund & Catalyst/SMH Total Return Income Fund. The Trustees noted each Fund’s longer term underperformance and considered the advisor’s representation that it was due to the Funds’ allocations to certain sectors. In particular, they noted each Fund’s allocation to the coal sector in 2015, and poor returns from lower rated bonds had negatively impacted each Fund’s performance over the longer term. They noted each Fund’s significant outperformance over the 1 year period. The Trustees concluded that each Fund’s performance was not unreasonable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

Catalyst Dynamic Alpha Fund. The Trustees noted the Fund’s outperformance in all periods over all benchmarks. They further noted that it had been rated a 5 star fund by Morningstar in each of the 28 months since it was eligible for a “star” ranking, and that it won a Lipper award in 2016. They considered that despite its strong performance, the Fund had struggled to raise assets in this challenging category. The Trustees concluded that the Fund’s performance was acceptable.

Catalyst/Lyons Tactical Allocation Fund. The Trustees noted that the Fund outperformed all benchmarks since inception and outperformed the peer group and Morningstar Tactical Allocation category for the 1 year period. They considered that despite the strong performance, the Fund had seen a decrease in assets. The Trustees concluded that they had confidence in the advisor to monitor the sub-advisor and continue to provide strong returns, and encouraged the advisor to continue to focus on not only performance but also opportunities to enhance distribution efforts.

Catalyst Buyback Strategy Fund. The Trustees noted that the Fund outperformed its peer group over the 1 year and since inception periods, and reasonably in line with its Morningstar category. They acknowledged the Fund’s underperformance relative to the S&P 500 Index noting that such underperformance was not unexpected given the Index composition of large cap stocks versus the Fund’s exposure to stocks regardless of capitalization. They further noted that a representative of the advisor explained that the Fund’s strategy emphasized value, and value had underperformed since the inception of the Fund. The Trustees considered that the Fund’s sub-advisor recently resigned, but that the advisor had been able to continue managing the Fund using the same quant models to the benefit of shareholders. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst/Princeton Floating Rate Income Fund. The Trustees noted that the Fund outperformed all benchmarks for the one year period, and its returns were in line with, albeit lower than, the peer group and Morningstar Bank Loan category since inception. The Trustees noted the Fund’s outperformance relative to its index since inception and concluded that they were satisfied with the Fund’s performance.

Catalyst/Princeton Unconstrained Hedged Income Fund. The Trustees acknowledged the Fund’s strong performance particularly over the last year and agreed that the advisor provided returns in line with their expectations. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst/Stone Beach Income Opportunity Fund. The Trustees noted that the Fund’s performance was in line with the Morningstar Non-Traditional Bond category and its benchmark index for the since inception period, and that the Fund outperformed the index for the 1 year period, while significantly trailing the peer group and Morningstar category. The Trustees considered that the advisor remained confident in the sub-advisor; an organization with high quality personnel and a long track record. They considered that the Fund held primarily hedged asset backed and mortgage backed securities, and that it had done well against its index. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst Time Value Trading Fund. The Trustees noted that the Fund recovered strongly and significantly outperformed its peer group and Morningstar category average following a difficult

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

fiscal year. They considered that the advisor expects the Fund will continue to extend its improved performance. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst/Auctos Multi-Strategy Fund. The Trustees considered the Fund’s positive 5 year and since inception returns, and noted that it outperformed the Morningstar category average since inception. They agreed that the Morningstar category was a good comparison for the Fund and were pleased to see the Fund performing in line with the category for the 1 and 5 year periods. They acknowledged the relative underperformance during the recent 1 year noting the advisor’s explanation that such underperformance was due to challenges in commodity and financial futures markets. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst Hedged Commodity Strategy Fund. The Trustees noted that the Fund outperformed its peer group and Morningstar categories for the since inception period. They agreed the Fund further exhibited strong performance in its outperformance of the peer group and Morningstar Managed Futures category for the one year period. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst/Millburn Hedged Strategy Fund. The Trustees agreed that the Fund had performed well, particularly over the 1 year period, as both the equity and managed futures components of the Fund’s portfolio had yielded favorable returns. Trustees determined they were satisfied with the Fund’s performance.

Catalyst IPOx Allocation Fund. The Trustees noted that the Fund significantly outperformed each of its benchmarks for the trailing year due, in part, to the advisor’s emphasis on momentum stocks. They concluded that they were satisfied with the Fund’s performance.

Catalyst MLP & Infrastructure Fund. The Trustees noted that the Fund had shown strong performance following a difficult initial year. They noted the Fund was ranked in the top 1% of its peer group for the trailing 1 year period. It was the consensus of the Board that it recognized the volatility inherent in the Fund’s strategy and agreed that long term shareholders are being rewarded for their patience and long term view. They concluded that they were satisfied with the Fund’s performance.

Fees & Expenses. The Trustees reviewed the advisory fees for each Catalyst Renewal Fund, and the fees charged by peer group and Morningstar category funds. They noted that some of the Catalyst Renewal Funds had an advisory fee that was the highest or tied for the highest among its respective peer group.

With respect to the Catalyst Intelligent Alternative Fund, they noted that although the stated advisory fee was 1.50%, Catalyst had contractually agreed to limit the Fund’s total fees to 0.35% in connection with a change to a fund-of-funds structure. As to the Catalyst Insider Income Fund, the Trustees agreed that the Fund was not a typical income fund and that the partial waiver of the 1.00% advisory fee down to 0.75% made the effective advisory fee very competitive. The Trustees considered the significant variation in fees among the Catalyst Hedged Futures Strategy Fund’s Morningstar category noting that some funds in the category had lower stated advisory fees but significantly higher

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

acquired fund fees and expenses and other expenses related to use of swaps, thereby making total expenses higher than those of the Fund. The Trustees agreed that the unique strategy of the Catalyst Small-Cap Insider Buying Fund with a research intensive “insider buying” component justified the higher than average advisory fee. The Trustees noted that although the SMH High Income Fund’s advisory fee was the highest in its advisor selected peer group, it was within the range of fees charged by funds in its Morningstar category. With respect to Princeton Floating Rate, they acknowledged that the advisory fee was the highest in its peer group and tied for the highest in the Morningstar category, but noted the Fund’s small size relative to its peers and that its net expense ratio was within the range of its peers and Morningstar category.

The Trustees discussed the allocation of fees between Catalyst and each sub-advisor relative to its respective duties and other factors, and agreed that the allocation of fees between Catalyst and each sub-advisor was appropriate. In considering the strategy, range of fees within each category, and noting the significant range in fees in each category, the size of the Funds, and in recognition of the unique strategies offered by many of the Catalyst Renewal Funds, the Board determined that the advisory fees were, in each case, not unreasonable.

Profitability. The Trustees reviewed a profitability analysis for each Catalyst Renewal Fund. With respect to the Catalyst Insider Buying Fund, the Trustees noted the advisor realized significant profitability in connection with its relationship with the Fund, but noted that in recent months the Fund had significant asset loss and the advisor’s profit margins had been reduced as a result. As to Catalyst Macro Strategy Fund and Catalyst Small-Cap Insider Buying Fund, they noted that the advisor made no expense allocation for the compensation of the Funds’ primary portfolio manager, and acknowledged that had such an allocation been made, the profit margin would have been significantly lower. The Trustees noted that Catalyst Hedged Futures Strategy Fund had similarly had a significant reduction in assets in recent months resulting in the advisor’s previously strong profit being reduced. With respect to Catalyst/Millburn Hedged Strategy Fund, the Trustees noted the advisor had enjoyed strong profits in terms of actual dollars in the prior year and had invested a significant amount of its legitimate profits back into the business through the addition of new staff and other enhancements, to the benefit of shareholders.

The Trustees noted that the advisor realized a loss in connection with its relationship with each of the Catalyst Intelligent Alternative Fund, Catalyst Insider Income Fund, Catalyst Insider Long/Short Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Unconstrained Hedged Income Fund, Catalyst/Stone Beach Income Opportunity Fund, and Catalyst IPOX Allocation Fund. They considered that for each Fund, no compensation for the advisor’s principals and primary portfolio management team was allocated or included in the per Fund analysis because those persons received a share of profits rather than salary. After further discussion, the Trustees concluded that the advisor’s profitability with respect to each Fund was not excessive.

Economies of Scale. As to economies of scale, the Trustees noted that the management agreement did not contain breakpoints that reduced the fee rate on assets above specified levels but that the expense caps were benefitting shareholders of most of the Funds. The Trustees agreed that breakpoints may be an appropriate way for Catalyst to share its economies of scale with the Catalyst Renewal Funds and their shareholders if a Fund experienced a substantial growth in assets. However,

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

the Trustees recognized that the Catalyst Renewal Funds had not yet reached asset levels where Catalyst could realize significant economies of scale. The Trustees noted that they would revisit the matter of breakpoints at the next renewal of the management agreement.

Conclusion. Having requested and received such information from the advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the management agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the management agreement was in the best interests of the shareholders of each Catalyst Renewal Fund.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors LLC and Managed Asset Portfolios, LLC with respect to the Catalyst/MAP Global Equity Fund and Catalyst/MAP Balanced Fund

In connection with a meeting held on May 16 & 17, 2017 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement between Catalyst Capital Advisors LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”), with respect to Catalyst/MAP Global Equity Fund and Catalyst/MAP Balanced Fund (collectively the “MAP Funds”) (the “Sub-Advisory Agreement”).

The Trustees reviewed MAP’s responses to a series of questions regarding, among other things, MAP’s services provided to the Fund, comparative fee and expense information, and MAP’s profitability from managing the MAP Funds (“MAP 15(c) Response”).

Nature, Extent, and Quality of Services. The Trustees reviewed the MAP 15(c) Response, which provided an overview of the services provided by the sub-advisor, information regarding the firm’s personnel, and an update of material matters impacting its compliance and litigation record. The Trustees discussed MAP’s experienced personnel noting their long tenure with the sub-advisor. The Trustees noted that there were no compliance, regulatory or litigation issues reported. The Trust CCO confirmed that the sub-advisor had appropriate and reasonably designed compliance policies and procedures in place to prevent violations of the 1940 Act. After further discussion, the Trustees concluded that MAP had the potential to continue to provide a level of service consistent with the Trustees’ expectations.

Performance. The Trustees reviewed the performance of each MAP Fund relative to a peer group and its respective Morningstar category. The Trustees noted that each MAP Fund outperformed or was in line with all benchmarks for the 5 year and since inception periods. They considered that the Class I shares of each MAP Fund were rated 4 stars by Morningstar, and that a representative of Catalyst had indicated the advisor’s confidence in the sub-advisor. The Trustees considered that the MAP Funds typically perform well when markets are flat or declining and underperform during strong bull markets but, overall, have outstanding risk adjusted returns over time. The Trustees concluded that each MAP Fund’s performance was acceptable.

Fees and Expenses. The Trustees noted the advisor charged an advisory fee of 1.00% for the Catalyst/MAP Global Balanced Fund and for the Catalyst/MAP Global Equity Fund, and that 50% of each MAP Fund’s net advisory fee was paid to the sub-advisor as a sub-advisory fee. The Trustees considered a comparison of the maximum sub-advisory fee to the fees charged by MAP to the other accounts it manages, and noted that the fee it received in connection with its relationship with each MAP Fund was significantly less than what it received from other clients. The Trustees discussed the allocation of fees between the advisor and the sub-advisor relative to their respective duties and other factors, and agreed that the allocation of fees between the advisor

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

and sub-advisor was appropriate. The Trustees concluded that the sub-advisory fee received by MAP for each MAP Fund was reasonable.

Profitability. The Trustees considered the sub-advisor’s profitability in connection with its relationship with the Funds. They further noted that the sub-advisor reported modest profits in terms of both the percentage of the sub-advisory fees retained as profit, and the actual dollar figure reflected in those percentages from its services to each MAP Fund. They further noted that the sub-advisor reported a net loss in connection with its services to each MAP Fund. After further discussion, the Trustees concluded that excessive profitability from the sub-advisor’s relationship with the MAP Funds was not an issue at this time.

Economies of Scale. The Trustees considered whether the sub-advisor had realized economies of scale with respect to the sub-advisory services provided to each MAP Fund. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from MAP as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement between Catalyst and MAP, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the sub-advisory agreement was in the best interests of the Catalyst/MAP Global Equity Fund and the Catalyst/MAP Balanced Income Fund and the shareholders of each MAP Fund.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2017

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	52	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee, M3Sixty Funds Trust since 2016.

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	40	Variable Insurance Trust since 2010

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006-present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016-present; Chief Executive Officer, Alt Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998-present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, Thomas Lloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	40	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

CATALYST FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/17) and held for the entire period through 06/30/17.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	01/01/17	Value 06/30/17	During Period *	Value 06/30/17	During Period *

Catalyst Small Cap Insider Buying Fund - Class A	1.75%	$1,000.00	$995.70	$8.66	$1,016.12	$8.75
Catalyst Small Cap Insider Buying Fund - Class C	2.50%	1,000.00	992.60	12.35	1,012.40	12.47
Catalyst Small Cap Insider Buying Fund - Class I	1.50%	1,000.00	997.20	7.43	1,017.36	7.50
Catalyst Insider Buying Fund - Class A	1.50%	1,000.00	1,074.40	7.72	1,017.36	7.50
Catalyst Insider Buying Fund - Class C	2.25%	1,000.00	1,070.40	11.55	1,013.64	11.23
Catalyst Insider Buying Fund - Class I	1.25%	1,000.00	1,076.00	6.43	1,018.60	6.26
Catalyst IPOx Allocation Fund - Class A	1.99%	1,000.00	1,097.60	10.35	1,014.93	9.94
Catalyst IPOx Allocation Fund - Class C	2.74%	1,000.00	1,094.20	14.23	1,011.21	13.66
Catalyst IPOx Allocation Fund - Class I	1.74%	1,000.00	1,098.20	9.05	1,016.17	8.70
Catalyst Dynamic Alpha Fund - Class A	1.35%	1,000.00	1,108.40	7.06	1,018.10	6.76
Catalyst Dynamic Alpha Fund - Class C	2.10%	1,000.00	1,104.60	10.96	1,014.38	10.49
Catalyst Dynamic Alpha Fund - Class I	1.10%	1,000.00	1,109.40	5.75	1,019.34	5.51
Catalyst Buyback Strategy Fund - Class A	1.50%	1,000.00	1,095.50	7.79	1,017.36	7.50
Catalyst Buyback Strategy Fund - Class C	2.25%	1,000.00	1,092.10	11.67	1,013.64	11.23
Catalyst Buyback Strategy Fund - Class I	1.25%	1,000.00	1,097.10	6.50	1,018.60	6.26
Catalyst/Groesbeck Growth of Income Fund - Class A	1.35%	1,000.00	1,103.60	7.04	1,018.10	6.76
Catalyst/Groesbeck Growth of Income Fund - Class C	2.10%	1,000.00	1,100.20	10.94	1,014.38	10.49
Catalyst/Groesbeck Growth of Income Fund - Class I	1.10%	1,000.00	1,106.60	5.75	1,019.34	5.51
Catalyst/Lyons Tactical Allocation Fund - Class A	1.50%	1,000.00	1,039.90	7.59	1,017.36	7.50
Catalyst/Lyons Tactical Allocation Fund - Class C	2.25%	1,000.00	1,036.10	11.36	1,013.64	11.23
Catalyst/Lyons Tactical Allocation Fund - Class I	1.25%	1,000.00	1,041.30	6.33	1,018.60	6.26
Catalyst/MAP Global Equity Fund - Class A	1.55%	1,000.00	1,119.30	8.14	1,017.11	7.75
Catalyst/MAP Global Equity Fund - Class C	2.30%	1,000.00	1,114.00	12.06	1,013.39	11.48
Catalyst/MAP Global Equity Fund - Class I	1.25%	1,000.00	1,119.30	6.57	1,018.60	6.26
Catalyst MLP & Infrastructure Fund - Class A	1.65%	1,000.00	882.30	7.70	1,016.61	8.25
Catalyst MLP & Infrastructure Fund - Class C	2.40%	1,000.00	879.30	11.18	1,012.89	11.98
Catalyst MLP & Infrastructure Fund - Class I	1.40%	1,000.00	883.50	6.54	1,017.85	7.00

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-223-8637

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

MUTUAL FUND SERIES TRUST
17605 Wright Street, Suite 2
Omaha, NE 68130

MANAGER
Catalyst Capital Advisors, LLC
36 North New York Ave., 2nd Floor
Huntington, NY 11743

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2017	2016
Catalyst Small-Cap Insider Buying Fund	10,250	10,250
Catalyst Insider Buying Fund	10,250	10,250
Catalyst Dynamic Alpha Fund	11,250	11,750
Catalyst/Buyback Strategy Fund	10,250	10,250
Catalyst/Groesbeck Growth of Income Fund	10,250	10,250
Catalyst/Lyons Tactical Allocation Fund	10,250	10,250
Catalyst/MAP Global Equity Fund	12,250	12,250
Catalyst MLP & Infrastructure Fund	10,250	10,250
Catalyst IPOx Allocation Fund	10,250	10,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2017	2016
Catalyst Small-Cap Insider Buying Fund	2,000	2,000
Catalyst Insider Buying Fund	2,000	2,000
Catalyst Dynamic Alpha Fund	2,000	2,000
Catalyst/Buyback Strategy Fund	2,000	2,000
Catalyst/Groesbeck Growth of Income Fund	2,000	2,000
Catalyst/Lyons Tactical Allocation Fund	2,000	2,000
Catalyst/MAP Global Equity Fund	2,000	2,000
Catalyst MLP & Infrastructure Fund	2,000	2,000
Catalyst IPOx Allocation Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2017, and 2016 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2017 and 2016, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi __________
President
Date: September 08, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: September 08, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 08, 2017